UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	May 1, 2012 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Semiannual report
10|31|12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Semiannual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Capital Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Securities of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than the broader markets. Given the complexity of leveraged companies, successful investing requires specialized analytical skills and experience.

The best opportunities anywhere in the capital structure

Putnam Capital Spectrum Fund has the flexibility to select the most attractive securities in a company's capital structure.

HIGHER PRIORITY

CAPITAL STRUCTURE	INVESTMENT CHOICES	YIELD POTENTIAL
Bank loans	Have first claims on a company's cash flows; typically backed by collateral.	Low
High-yield bonds	Pay greater income than bank loans to compensate investors for risk.	High
Convertibles	Interest-paying securities that can be exchanged for common stock at a predetermined price.	Low
Common stock	Offers growth potential, but might not earn a dividend.	Low (if any)
Rights and warrants	Warrants permit the purchase of common stock shares at a specified price; rights are new shares issued to owners of existing shares.	No

LESS PRIORITY

2 Capital Spectrum Fund

Growth of a $10,000 investment (class A shares before sales charge)

The fund has delivered solid performance as leveraged companies have benefited from the economic recovery.

$20,202
$10,000
5/18/09
10/31/12
5/09 6/09 9/09 12/09 3/10 6/10 9/10 12/10 3/11 6/11 9/11 12/11 3/12 6/12 9/12 10/12

"With its focus on uncovering mispricing across the capital structure, the fund seeks to harness the greatest upside potential of leveraged companies."

David L. Glancy
Portfolio Manager
Investing in leveraged companies since 1987

Capital Spectrum Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

† Returns for the six-month period are not annualized, but cumulative.

4 Capital Spectrum Fund

Interview with your fund’s portfolio manager

The fund outperformed its blended benchmark for the six months ended October 31, 2012. What were the chief drivers of this performance?

Yes, the fund performed well and exceeded its benchmark for the six-month period. Stock selection continued to be the driving force behind the outperformance. The portfolio’s cash holdings also acted as a buffer to any fluctuations in the value of the portfolio’s securities.

What was the environment like for leveraged-company securities during the past six months?

During the first three months of the period, macroeconomic pressures negatively affected equities overall. In the period’s second half, however, those pressures eased, which helped the performance of the portfolio’s securities. While many of the macroeconomic issues that created volatile conditions earlier in the period are not resolved, data flow, on balance, helped lift markets in the second half. Though I am cognizant of macroeconomic issues, my process is driven by bottom-up fundamental analysis. Unless I see a threat to earnings or asset power of holdings within the portfolio, I will not react to macroeconomic news.

In addition, the latest round of quantitative easing from the U.S. Federal Reserve is expected to anchor interest rates at historic lows, and this is generally viewed

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Capital Spectrum Fund 5

as a positive for leveraged companies. If the economy continues to improve, with low interest rates and easy access to capital, leveraged companies may tend to perform better than they would under more challenging conditions.

As of period-end, Capital Spectrum invested in mortgage-backed securities. This new strategy was funded by cash, which was close to 30% at the end of September. What was the rationale behind this allocation?

I implemented this strategy in mid October. I consider this strategy an efficient use of capital and one that offers a better risk/return profile than high-yield securities. In my view, the fund’s mortgage securities are a good diversifier, in that they are significantly less correlated to high yield and equities than they are to each other. The 30% cash position afforded the fund the opportunity to look at compelling investments. While I am not bullish on housing, I believe that we have reached a bottom in housing prices.

What are some of the benefits of holding a sizable allocation to cash in the portfolio?

When I find investment opportunities, as I did within mortgage securities, having cash on hand allows me to act quickly to add to the portfolio in down markets when prices drop. Cash also serves as a way to collateralize the occasional short positions in the portfolio. Because the portfolio is relatively concentrated with a focus on companies that can be inherently volatile, cash also can act as a natural diversifier, which can help to temper the volatility in both the upside and downside.

I really try to be “market indifferent.” I use the cash to take big positions in companies or sectors that I like. If something works and I sell it from the portfolio, I do not have to quickly turn around and make sure I have market exposure as do many other funds.

What were some of the highlights among positions that contributed to performance?

The fund’s top contributor was DISH Network, which provides direct broadcast satellite

Allocations are represented as a percentage of portfolio market value. Data include exposure achieved through securities sold short; however, data exclude derivatives, TBA commitments, short-term investments held as collateral for loaned securities, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6 Capital Spectrum Fund

subscription television services to approximately 14 million customers as of the end of September. DISH is growing aggressively by both expanding its subscriber base and through acquisitions. The company also has been rapidly expanding its wireless spectrum broadband capacity through acquisitions. This is a scarce resource, and DISH has been buying it up for a decade. The majority of DISH’s business growth is coming from the wireless spectrum area. In addition, the company’s earnings have been healthy, and it has generated a significant amount of free cash flow. EchoStar, a holding company for telecommunications-related businesses that was spun off from DISH in early 2008, also was a top contributor.

LyondellBasell, a chemical and fuel products manufacturer that emerged from bankruptcy in 2010 and experienced a top-to-bottom reorganization, was another strong performer. LyondellBasell has benefited from lower U.S. natural gas prices, and this has given the company a competitive advantage worldwide. The company uses ethane [a natural gas liquid] as a feedstock to produce petrochemicals, namely ethylene, which is the basic building block for the entire petrochemical chain, from plastic bottles to trash bags and shrinkwrap. Prices for gas in Europe and Asia are in some cases four or five times more expensive than in the United States. As a result, LyondellBasell has a significant cost advantage. In addition, I believe the company has a strong management team and its shares have a solid yield.

Japan Airlines is an example of a company that emerged from bankruptcy and took some significant steps to become more efficient through cost-cutting and efficiency gains. In my view, Japan Airlines took bold

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/12. Derivatives, short-term holdings, and TBA commitments are excluded. Holdings will vary over time.

Capital Spectrum Fund 7

steps to right itself — it cut its workforce by a third, reduced its money-losing short-haul flights, and eliminated some of the older, less-fuel-efficient planes in its fleet. The company’s shares performed well as a result.

Which holdings held back performance?

United Continental’s shares suffered due to market volatility. Investors were concerned that the company will struggle to make money in the current competitive airlines environment. United Continental is experiencing a great deal of pressure from lower-cost carriers, and that has affected its earnings. The rise in crude-oil prices during the period and the subsequent increased jet-fuel costs also hurt the stock’s performance.

Shares of Elan, a small pharmaceuticals company, experienced a significant downdraft in late July. Elan had been working with Pfizer on an Alzheimer’s drug, which failed its first study test with the Food and Drug Administration [FDA]. We still believe in the long-term potential of Elan’s stock, as the company plans to make modifications to the drug and try again for FDA approval.

Another detractor, STAAR Surgical, which manufactures and sells implantable lenses for cataracts and refractive surgery, detracted from returns. The company missed its sales and earnings projections during the period, and the stock suffered as a result.

Allocations are represented as a percentage of the fund’s portfolio market value. Data include exposure achieved through securities sold short; however, data exclude derivatives, TBA commitments, short-term investments held as collateral for loaned securities, and collateral received on certain derivative instruments, if any. Holdings and allocations may vary over time.

8 Capital Spectrum Fund

What is your outlook for equity markets and leveraged companies?

Looking ahead, I believe that we will experience more volatility in the markets, as headwinds such as the impending “fiscal cliff” and Europe’s troubles persist. I believe the fund is focused on companies that are structured to weather adverse economic conditions. The cash on hand in the portfolio also can serve as a real asset during times of distress. I believe that if markets do move lower, it would not necessarily be a negative development for the fund. The cash allows me to buy when others may not be able to. In fact, I would welcome it if markets move lower, because low prices can imply big opportunities.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

Capital Spectrum Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	102.02%	90.34%	96.91%	93.91%	96.85%	96.85%	98.52%	91.63%	100.32%	103.80%
Annual average	22.60	20.50	21.69	21.15	21.68	21.68	21.98	20.74	22.30	22.91

3 years	75.02	64.94	71.13	68.13	71.07	71.07	72.37	66.36	73.72	76.34
Annual average	20.51	18.15	19.61	18.91	19.60	19.60	19.90	18.49	20.21	20.81

1 year	22.91	15.84	22.02	17.02	21.99	20.99	22.32	18.02	22.60	23.25

6 months	6.22	0.11	5.83	0.83	5.84	4.84	5.94	2.24	6.12	6.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10 Capital Spectrum Fund

Comparative index returns For periods ended 10/31/12

Capital Spectrum Blended Index

Life of fund	76.27%
Annual average	17.85

3 years	46.45
Annual average	13.56

1 year	14.81

6 months	4.14

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 10/31/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/12	$25.56	$27.12	$25.38	$25.33	$25.43	$26.35	$25.51	$25.61

10/31/12	27.15	28.81	26.86	26.81	26.94	27.92	27.07	27.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	94.35%	83.12%	89.50%	86.50%	89.43%	89.43%	91.08%	84.44%	92.70%	95.95%
Annual average	21.83	19.69	20.92	20.34	20.90	20.90	21.21	19.95	21.52	22.12

3 years	66.83	57.22	63.08	60.08	63.00	63.00	64.28	58.51	65.57	67.99
Annual average	18.60	16.28	17.71	16.98	17.69	17.69	17.99	16.60	18.30	18.88

1 year	28.81	21.42	27.81	22.81	27.80	26.80	28.14	23.65	28.43	29.12

6 months	1.40	–4.43	1.02	–3.98	1.02	0.02	1.17	–2.37	1.28	1.51

Capital Spectrum Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/12	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Annualized expense ratio
for the six-month period
ended 10/31/12*	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.08% from annualizing the performance fee adjustment for the six months ended 10/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012, to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.71	$10.58	$10.58	$9.29	$8.00	$5.41

Ending value (after expenses)	$1,062.20	$1,058.30	$1,058.40	$1,059.40	$1,061.20	$1,064.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Capital Spectrum Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.56	$10.36	$10.36	$9.10	$7.83	$5.30

Ending value (after expenses)	$1,018.70	$1,014.92	$1,014.92	$1,016.18	$1,017.44	$1,019.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Capital Spectrum Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Capital Spectrum Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Spectrum Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

16 Capital Spectrum Fund

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve-month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain

Capital Spectrum Fund 17

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii)  a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual

18 Capital Spectrum Fund

funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark over the one-year period ended December 31, 2011. Putnam Capital Spectrum Fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its internal benchmark over this one-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with

Capital Spectrum Fund 19

individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20 Capital Spectrum Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Spectrum Fund 21

The fund’s portfolio 10/31/12 (Unaudited)

COMMON STOCKS (64.8%)*	Shares	Value

Aerospace and defense (1.1%)
Northrop Grumman Corp.	265,439	$18,233,005

		18,233,005
Airlines (6.3%)
Japan Airlines Co., Ltd. (Japan) †	1,407,400	66,993,862

United Continental Holdings, Inc. †	1,779,900	34,191,879

		101,185,741
Banking (8.1%)
Capital One Financial Corp.	1,160,800	69,845,336

Citigroup, Inc.	936,900	35,030,691

JPMorgan Chase & Co.	599,500	24,987,160

		129,863,187
Biotechnology (2.5%)
Cubist Pharmaceuticals, Inc. †	931,870	39,977,223

Sequenom, Inc. † S	29,944	93,126

		40,070,349
Cable television (14.7%)
DISH Network Corp. Class A	6,641,812	236,647,763

		236,647,763
Chemicals (3.1%)
LyondellBasell Industries NV Class A (Netherlands)	439,411	23,460,153

OM Group, Inc. †	449,300	9,089,339

W.R. Grace & Co. †	260,300	16,700,848

		49,250,340
Distribution (0.1%)
Rentrak Corp. †	92,500	1,571,575

		1,571,575
Electronics (4.4%)
L-3 Communications Holdings, Inc.	970,600	71,630,280

		71,630,280
Entertainment (0.1%)
Metro-Goldwyn-Mayer Studios, Inc. Class A (acquired 10/28/10,
cost $1,026,629) ‡	36,206	1,141,622

		1,141,622
Gaming and lottery (—%)
MTR Gaming Group, Inc. †	95,337	332,726

		332,726
Health-care services (2.1%)
UnitedHealth Group, Inc.	598,700	33,527,200

		33,527,200
Household furniture and appliances (1.6%)
Select Comfort Corp. †	905,152	25,190,380

		25,190,380
Medical technology (0.2%)
STAAR Surgical Co. †	401,555	2,586,014

		2,586,014
Oil and gas (4.6%)
Cabot Oil & Gas Corp.	295,084	13,863,046

Chesapeake Energy Corp.	1,703,600	34,514,936

McMoRan Exploration Co. † S	918,000	10,951,740

Plains Exploration & Production Co. †	419,000	14,941,540

		74,271,262

22 Capital Spectrum Fund

COMMON STOCKS (64.8%)* cont.	Shares	Value

Pharmaceuticals (5.7%)
Biospecifics Technologies Corp. †	127,031	$2,032,496

Elan Corp. PLC ADR (Ireland) †	3,837,232	41,442,106

Jazz Pharmaceuticals PLC †	679,824	36,526,944

Warner Chilcott PLC Class A	1,077,100	12,472,818

		92,474,364
Power producers (—%)
Dynegy, Inc. †	31,715	593,070

		593,070
Real estate (0.1%)
MFA Financial, Inc. R	202,600	1,655,242

		1,655,242
Restaurants (0.8%)
AFC Enterprises †	510,884	12,935,583

Famous Dave’s of America, Inc. †	59,800	471,224

		13,406,807
Telecommunications (9.3%)
EchoStar Corp. Class A †	4,699,586	149,258,851

		149,258,851

Total common stocks (cost $886,662,557)		$1,042,889,778

U.S. GOVERNMENT AGENCY
MORTGAGE OBLIGATIONS (20.0%)*	Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
3s, TBA, February 1, 2043	$70,000,000	$72,966,796
3s, TBA, November 1, 2042	237,000,000	248,794,447

Total U.S. government agency mortgage obligations (cost $321,570,156)		$321,761,243

MORTGAGE-BACKED SECURITIES (7.0%)*	Principal amount	Value

Agency collateralized mortgage obligations (1.4%)
Federal Home Loan Mortgage Corp. IFB Ser. 4112, Class SC, IO,
5.936s, 2042	$14,440,918	$2,503,940

Federal National Mortgage Association
IFB Ser. 10-119, Class PS, IO, 6.489s, 2030	21,020,937	3,587,013
IFB Ser. 12-88, Class SB, IO, 6.459s, 2042	16,545,609	3,021,890
Ser. 12-132, Class SA, IO, 5s, 2042	15,066,000	2,516,775
Ser. 409, Class 81, IO, 4 1/2s, 2040	18,285,761	2,273,713
Ser. 12-124, Class UI, IO, 4s, 2042	40,000,000	6,740,000

Government National Mortgage Association Ser. 10-35, Class QI,
IO, 4 1/2s, 2040	15,384,717	2,475,978

		23,119,309
Residential mortgage-backed securities (non-agency) (5.6%)
American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.861s, 2047	33,320,313	3,904,724

Banc of America Funding Corp. FRB Ser. 06-G, Class 2A1, 0.431s, 2036	5,893,844	5,009,768

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AR5, Class 1A2A,
2.82s, 2037	6,351,399	4,858,820

Countrywide Alternative Loan Trust Ser. 07-19, Class 1A34, 6s, 2037	9,571,856	7,466,048

Countrywide Home Loans Ser. 06-17, Class A2, 6s, 2036	6,090,328	5,542,199

Harborview Mortgage Loan Trust FRB Ser. 05-8, Class 1A2A,
0.542s, 2035	7,979,361	5,511,721

Lavender Trust 144A Ser. 10-RR2A, Class A3, 6 1/4s, 2036	2,320,000	2,437,392

Capital Spectrum Fund 23

MORTGAGE-BACKED SECURITIES (7.0%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Merrill Lynch Mortgage Backed Securities Trust FRB Ser. 07-2,
Class 1A1, 2.548s, 2036	$8,430,408	$6,997,238

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR4, Class 1A1B, 1.094s, 2046	10,972,541	7,735,642
FRB Ser. 06-AR13, Class 1A, 1.034s, 2046	10,990,615	7,803,337
FRB Ser. 06-AR15, Class 1A, 0.994s, 2046	2,542,328	1,932,169
FRB Ser. 05-AR13, Class A1C3, 0.701s, 2045	11,314,594	7,920,216

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-11, Class A36, 6s, 2037	7,854,555	7,815,282
Ser. 06-9, Class 1A9, 6s, 2036	6,425,040	6,486,637
FRB Ser. 06-AR10, Class 5A1, 2.614s, 2036	9,134,002	7,763,901

		89,185,094

Total mortgage-backed securities (cost $111,653,799)		$112,304,403

CORPORATE BONDS AND NOTES (6.3%)*	Principal amount	Value

Advertising and marketing services (—%)
Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	$250,000	$205,625

		205,625
Automotive (—%)
Navistar International Corp. sr. notes 8 1/4s, 2021	450,000	418,500

		418,500
Banking (—%)
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes
10 1/4s, 2017	500,000	546,875

		546,875
Basic materials (0.5%)
Consolidated Minerals Ltd. 144A company guaranty sr. notes 8 7/8s,
2016 (Jersey)	10,000,000	8,300,000

		8,300,000
Broadcasting (0.1%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2020	2,000,000	1,905,000

		1,905,000
Cable television (0.1%)
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsub. notes 7s, 2019	500,000	538,750

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	25,000	27,688

Virgin Media Finance PLC company guaranty sr. notes Ser. 1, 9 1/2s,
2016 (United Kingdom)	94,000	104,904

		671,342
Chemicals (—%)
INEOS Group Holdings, Ltd. 144A company guaranty unsec. sub.
notes 8 1/2s, 2016 (Luxembourg)	500,000	482,500

		482,500
Coal (—%)
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	500,000	528,750

		528,750
Commercial and consumer services (0.7%)
Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018	1,000,000	1,120,000

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	3,000,000	3,067,500

24 Capital Spectrum Fund

CORPORATE BONDS AND NOTES (6.3%)* cont.	Principal amount	Value

Commercial and consumer services cont.
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	$4,130,000	$4,357,150

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014	1,000,000	772,500

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes
9s, 2016	2,015,000	1,445,763

		10,762,913
Computers (0.3%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	2,069,500	2,033,284

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	2,000,000	2,120,000

		4,153,284
Consumer finance (0.1%)
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	1,161,000	1,207,440

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A company
guaranty sr. unsec. notes 9 5/8s, 2019	400,000	442,000

		1,649,440
Consumer services (—%)
RSC Equipment Rental, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	350,000	386,750

		386,750
Electronics (0.1%)
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	670,000	703,500

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	700,000	749,000

		1,452,500
Financial (—%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	500,000	589,375

		589,375
Food (0.1%)
Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	700,000	742,875

		742,875
Gaming and lottery (1.7%)
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	25,207,662	26,342,001

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	1,000,000	1,155,000

		27,497,001
Health-care services (—%)
Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	500,000	558,750

		558,750
Homebuilding (—%)
Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	265,000	284,875

		284,875
Investment banking/brokerage (0.4%)
Jefferies Group, Inc. sr. unsec. notes 5 1/8s, 2018	2,000,000	2,055,000

Jefferies Group, Inc. sr. unsec. notes 3 7/8s, 2015	1,000,000	1,015,000

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	800,000	806,000

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	2,725,000	2,721,594

		6,597,594
Lodging/Tourism (—%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	77,000	88,358

		88,358
Machinery (0.1%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016	117,000	124,605

Terex Corp. sr. unsec. sub. notes 8s, 2017	500,000	521,875

		646,480

Capital Spectrum Fund 25

CORPORATE BONDS AND NOTES (6.3%)* cont.	Principal amount	Value

Manufacturing (—%)
General Cable Corp. company guaranty sr. unsec. unsub. notes
FRN 2.735s, 2015	$20,000	$19,150

RBS Global, Inc./Rexnord Corp. company guaranty unsec. sr. notes
8 1/2s, 2018	500,000	548,750

		567,900
Media (—%)
Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	335,000	242,038

		242,038
Medical technology (0.2%)
Hologic, Inc. 144A company guaranty sr. unsec. notes 6 1/4s, 2020	600,000	636,000

Kinetic Concepts/KCI USA 144A company guaranty notes 10 1/2s, 2018	1,335,000	1,421,775

Kinetic Concepts/KCI USA 144A company guaranty sr. unsec. notes
12 1/2s, 2019	1,415,000	1,351,325

		3,409,100
Metals (—%)
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	400,000	400,000

		400,000
Natural gas utilities (0.1%)
EP Energy, LLC/EP Energy Finance, Inc. 144A sr. notes 6 7/8s, 2019	680,000	734,400

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec. notes
9 3/8s, 2020	1,190,000	1,314,950

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2022	200,000	207,000

		2,256,350
Oil and gas (0.4%)
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	1,000,000	1,000,000

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes
9 1/2s, 2019	765,000	868,275

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 7 5/8s, 2018	500,000	530,000

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	785,000	866,444

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	2,670,000	2,816,850

SandRidge Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2016	200,000	216,500

		6,298,069
Power producers (0.1%)
Calpine Corp. 144A sr. notes 7 1/4s, 2017	157,000	166,420

Dynegy Holdings, LLC bonds 7 3/4s, 2019	1,300,000	8,125

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	2,000,000	1,005,000

		1,179,545
Restaurants (0.1%)
DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	1,000,000	1,126,250

		1,126,250
Retail (0.1%)
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2017	1,000,000	1,027,500

		1,027,500
Technology services (0.3%)
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	2,460,000	2,539,950

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	1,052,750	1,079,069

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	1,000,000	1,000,000

		4,619,019

26 Capital Spectrum Fund

CORPORATE BONDS AND NOTES (6.3%)* cont.	Principal amount	Value

Telecommunications (0.7%)
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes
7 5/8s, 2021	$500,000	$556,250

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s,
2017 (Luxembourg) ‡‡	2,500,000	2,631,250

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
8 1/8s, 2019	1,000,000	1,067,500

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	2,000,000	1,680,000

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	835,000	665,913

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	1,500,000	1,612,500

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	500,000	587,500

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	1,530,000	1,679,175

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	500,000	556,875

		11,036,963
Telephone (—%)
Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016	500,000	528,750

		528,750
Trucks and parts (0.1%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2022	1,000,000	988,750

		988,750

Total corporate bonds and notes (cost $98,366,732)		$102,149,021

SENIOR LOANS (1.5%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.461s, 2018	$4,398,000	$3,944,760

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	1,524,162	1,526,068

Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	990,000	1,031,147

Fortescue Metals Group, Ltd. bank term loan FRN Class B, 5 1/4s,
2017 (Australia)	4,195,000	4,173,371

Mach Gen, LLC bank term loan FRN 7.93s, 2015	5,000,000	3,200,000

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017	800,000	804,000

Sabre Holdings Corp. bank term loan FRN 5.966s, 2017	992,126	984,863

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.749s, 2017	1,000,000	645,000

Travelport, LLC bank term loan FRN 11s, 2015	1,833,000	1,862,022

Travelport, LLC bank term loan FRN Ser. B, 4.855s, 2015	2,281,327	2,170,521

Travelport, LLC bank term loan FRN Ser. S, 4.862s, 2015	718,673	683,766

Wide Open West Finance, LLC bank term loan FRN 6 1/4s, 2018	3,221,925	3,246,457

Total senior loans (cost $23,933,365)		$24,271,975

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount	Value

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon
4 5/8s (zero %, 3/1/16) 2026 ††	$2,984,000	$2,584,890

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	3,500,000	3,049,375

Total convertible bonds and notes (cost $5,647,000)		$5,634,265

Capital Spectrum Fund 27

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	97,508	$2,375,236

United Technologies Corp. $3.75 cv. pfd.	40,433	2,198,747

Total convertible preferred stocks (cost $3,382,146)		$4,573,983

PREFERRED STOCKS (0.3%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	1,000	$963,625

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. R	125,733	3,243,911

Total preferred stocks (cost $3,029,472)		$4,207,536

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

1.75/3 month USD-LIBOR-BAA/Dec-22 E	Dec-12/1.75	$16,998,000	$167,668

(2.00)/3 month USD-LIBOR-BBA/Dec-22 E	Dec-12/2.00	16,998,000	58,371

Total purchased swap options outstanding (cost $237,972)			$226,039

SHORT-TERM INVESTMENTS (18.6%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	9,608,125	$9,608,125

Putnam Money Market Liquidity Fund 0.16% L	128,967,502	128,967,502

U.S. Treasury Bills with an effective yield of 0.158%,
August 22, 2013 ## ###	$25,000,000	24,966,350

U.S. Treasury Bills with an effective yield of 0.153%,
July 25, 2013	25,000,000	24,970,025

U.S. Treasury Bills with an effective yield of 0.098%,
January 10, 2013	18,750,000	18,747,000

U.S. Treasury Bills with an effective yield of 0.080%,
April 4, 2013	10,000,000	9,994,230

U.S. Treasury Bills with an effective yield of 0.076%,
March 7, 2013 #	20,000,000	19,990,900

U.S. Treasury Bills with effective yields ranging from
0.078% to 0.097%, May 2, 2013 #	31,000,000	30,975,727

U.S. Treasury Bills with effective yields ranging from
0.042% to 0.058%, February 7, 2013 ###	31,000,000	30,990,514

Total short-term investments (cost $299,202,001)		$299,210,373

TOTAL INVESTMENTS

Total investments (cost $1,753,685,200)		$1,917,228,616

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

PO Principal Only

TBA To Be Announced Commitments

28 Capital Spectrum Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,610,562,898.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,141,622, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

### This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

E Extended settlement date on premium.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $262,650,827 to cover certain derivatives contracts and securities sold short.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/12 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	36	$4,789,125	Dec-12	$(37,687)

Total				$(37,687)

Capital Spectrum Fund 29

TBA SALE COMMITMENTS OUTSTANDING at 10/31/12 (proceeds receivable $73,580,000) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
November 1, 2042	$70,000,000	11/14/12	$73,483,592

Total			$73,483,592

Securities sold short at 10/31/12 (Unaudited)

COMMON STOCKS (0.4%)*	Shares	Value

Hain Celestial Group, Inc. (The)	102,252	$5,910,166

Total securities sold short (proceeds $5,891,520)		$5,910,166

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
$62,081,000 E	$(57,115)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	$10,554

3,809,000 E	(6,780)	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	1,486

28,836,000 E	1,725,818	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	437,136

263,449,000 E	244,767	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(42,393)

3,809,000 E	8,151	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(114)

54,490,000 E	502,119	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	430,192

91,075,000 E	(431,203)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(310,984)

Total					$525,877

E Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 (Unaudited)

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
$87,584,390	1/12/41	4.50% (1 month	Synthetic TRS	$630,757
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

144,861,996	1/12/41	4.00% (1 month	Synthetic TRS	1,005,302
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

Total				$1,636,059

30 Capital Spectrum Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$49,250,340	$—	$—

Capital goods	18,233,005	—	—

Communication services	385,906,614	—	—

Consumer cyclicals	25,523,106	1,141,622	—

Consumer staples	14,978,382	—	—

Energy	74,271,262	—	—

Financials	131,518,429	—	—

Health care	168,657,927	—	—

Technology	71,630,280	—	—

Transportation	101,185,741	—	—

Utilities and power	593,070	—	—

Total common stocks	1,041,748,156	1,141,622	—

Convertible bonds and notes	—	5,634,265	—

Convertible preferred stocks	2,198,747	2,375,236	—

Corporate bonds and notes	—	102,149,021	—

Mortgage-backed securities	—	112,304,403	—

Preferred stocks	—	4,207,536	—

Purchased swap options outstanding	—	226,039	—

Senior loans	—	24,271,975	—

U.S. government agency mortgage obligations	—	321,761,243	—

Short-term investments	128,967,502	170,242,871	—

Totals by level	$1,172,914,405	$744,314,211	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(37,687)	$—	$—

TBA sale commitments	—	(73,483,592)	—

Securities sold short	(5,910,166)	—	—

Interest rate swap contracts	—	(1,459,880)	—

Total return swap contracts	—	1,636,059	—

Totals by level	$(5,947,853)	$(73,307,413)	$—

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 31

Statement of assets and liabilities 10/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $9,743,380 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,615,109,573)	$1,778,652,989
Affiliated issuers (identified cost $138,575,627) (Notes 1 and 6)	138,575,627

Cash	147,248

Dividends, interest and other receivables	4,920,960

Receivable for shares of the fund sold	22,596,289

Receivable for investments sold	22,753,420

Receivable for sales of delayed delivery securities (Note 1)	73,655,833

Unrealized appreciation on swap contracts (Note 1)	2,515,427

Premium paid on swap contracts (Note 1)	495,098

Collateral on short sales (Note 1)	16,925

Total assets	2,044,329,816

LIABILITIES

Payable for variation margin (Note 1)	12,458

Payable for investments purchased	14,361,659

Payable for purchases of delayed delivery securities (Note 1)	321,891,073

Payable for shares of the fund repurchased	3,039,482

Payable for compensation of Manager (Note 2)	1,082,665

Payable for investor servicing fees (Note 2)	186,368

Payable for custodian fees (Note 2)	8,551

Payable for Trustee compensation and expenses (Note 2)	19,763

Payable for administrative services (Note 2)	2,833

Payable for distribution fees (Note 2)	342,142

Payable for loan financing (Note 1)	16,925

Payable for short sales margin (Note 1)	815,211

Securities sold short, at value (proceeds receivable $5,891,520) (Note 1)	5,910,166

Premium received on swap contracts (Note 1)	2,480,855

Unrealized depreciation on swap contracts (Note 1)	353,491

TBA sale commitments, at value (proceeds receivable $73,580,000) (Note 1)	73,483,592

Collateral on securities loaned, at value (Note 1)	9,608,125

Other accrued expenses	151,559

Total liabilities	433,766,918

Net assets	$1,610,562,898

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,403,066,130

Undistributed net investment income (Note 1)	3,468,923

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	38,279,438

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	165,748,407

Total — Representing net assets applicable to capital shares outstanding	$1,610,562,898

(Continued on next page)

32 Capital Spectrum Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($653,396,869 divided by 24,063,169 shares)	$27.15

Offering price per class A share (100/94.25 of $27.15)*	$28.81

Net asset value and offering price per class B share ($17,965,102 divided by 668,867 shares)**	$26.86

Net asset value and offering price per class C share ($238,703,532 divided by 8,902,139 shares)**	$26.81

Net asset value and redemption price per class M share ($3,231,744 divided by 119,940 shares)	$26.94

Offering price per class M share (100/96.50 of $26.94)*	$27.92

Net asset value, offering price and redemption price per class R share
($1,445,186 divided by 53,386 shares)	$27.07

Net asset value, offering price and redemption price per class Y share
($695,820,465 divided by 25,538,265 shares)	$27.25

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 33

Statement of operations Six months ended 10/31/12 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $921) (including interest income of $147,911 from investments
in affiliated issuers) (Note 6)	$6,550,517

Dividends (net of foreign tax of $87,697)	3,922,408

Securities lending (Note 1)	106,013

Total investment income	10,578,938

EXPENSES

Compensation of Manager (Note 2)	5,121,094

Investor servicing fees (Note 2)	1,042,278

Custodian fees (Note 2)	9,634

Trustee compensation and expenses (Note 2)	46,085

Administrative services (Note 2)	15,348

Distribution fees (Note 2)	1,630,528

Other	260,260

Total expenses	8,125,227

Expense reduction (Note 2)	(21,898)

Net expenses	8,103,329

Net investment income	2,475,609

Net realized gain on investments (Notes 1 and 3)	10,269,924

Net realized loss on swap contracts (Note 1)	(876,093)

Net realized gain on futures contracts (Note 1)	1,947,751

Net realized gain on foreign currency transactions (Note 1)	20,040

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	2,965

Net unrealized appreciation of investments, futures contracts, swap contracts, TBA sale
commitments and short sales during the period	79,602,394

Net gain on investments	90,966,981

Net increase in net assets resulting from operations	$93,442,590

The accompanying notes are an integral part of these financial statements.

34 Capital Spectrum Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/12*	Year ended 4/30/12

Operations:
Net investment income	$2,475,609	$10,078,294

Net realized gain on investments
and foreign currency transactions	11,361,622	36,930,966

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	79,605,359	22,115,105

Net increase in net assets resulting from operations	93,442,590	69,124,365

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(3,752,447)

Class B	—	(63,732)

Class C	—	(797,392)

Class M	—	(16,040)

Class R	—	(4,271)

Class Y	—	(4,411,437)

Net realized short-term gain on investments

Class A	—	(4,113,259)

Class B	—	(96,444)

Class C	—	(1,286,358)

Class M	—	(23,245)

Class R	—	(5,199)

Class Y	—	(4,411,437)

From net realized long-term gain on investments
Class A	—	(2,417,441)

Class B	—	(56,682)

Class C	—	(756,018)

Class M	—	(13,661)

Class R	—	(3,055)

Class Y	—	(2,592,687)

Redemption fees (Note 1)	31,817	55,653

Increase from capital share transactions (Note 4)	500,299,789	526,956,570

Total increase in net assets	593,774,196	571,315,783

NET ASSETS

Beginning of period	1,016,788,702	445,472,919

End of period (including undistributed net investment
income of $3,468,923 and $993,314, respectively)	$1,610,562,898	$1,016,788,702

* Unaudited

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets,	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	dividend and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	(%) [d]	net assets (%)	turnover (%)

Class A
October 31, 2012**	$25.56	.05	1.54	1.59	—	—	—	—	$27.15	6.22*	$653,397	.65*	.65*	.20*	41*[e]
April 30, 2012	24.53	.36 [f]	1.52	1.88	(.31)	(.54)	(.85)	—	25.56	8.16	409,394	1.32 [g]	1.30	1.53 [f]	97
April 30, 2011	20.41	.01	4.76	4.77	(.41)	(.24)	(.65)	—	24.53	23.95	162,117	1.37 [g]	1.35	.07	117
April 30, 2010†	15.00	.49	5.69	6.18	(.28)	(.49)	(.77)	—	20.41	41.85*	38,147	1.42*[g,h]	1.40*[h]	2.70*[h]	84*

Class B
October 31, 2012**	$25.38	(.04)	1.52	1.48	—	—	—	—	$26.86	5.83*	$17,965	1.02*	1.02*	(.18)*	41*[e]
April 30, 2012	24.45	.18 [f]	1.52	1.70	(.23)	(.54)	(.77)	—	25.38	7.37	11,264	2.07 [g]	2.05	.76 [f]	97
April 30, 2011	20.36	(.14)	4.75	4.61	(.28)	(.24)	(.52)	—	24.45	23.06	3,317	2.12 [g]	2.10	(.67)	117
April 30, 2010†	15.00	.39	5.64	6.03	(.18)	(.49)	(.67)	—	20.36	40.81*	931	2.13*[g,h]	2.11*[h]	2.16*[h]	84*

Class C
October 31, 2012**	$25.33	(.04)	1.52	1.48	—	—	—	—	$26.81	5.84*	$238,704	1.02*	1.02*	(.18)*	41*[e]
April 30, 2012	24.39	.17 [f]	1.52	1.69	(.21)	(.54)	(.75)	—	25.33	7.37	144,935	2.07 [g]	2.05	.72 [f]	97
April 30, 2011	20.32	(.15)	4.74	4.59	(.28)	(.24)	(.52)	—	24.39	23.04	54,645	2.12 [g]	2.10	(.70)	117
April 30, 2010†	15.00	.32	5.71	6.03	(.22)	(.49)	(.71)	—	20.32	40.79*	11,497	2.13*[g,h]	2.11*[h]	1.72*[h]	84*

Class M
October 31, 2012**	$25.43	(.01)	1.52	1.51	—	—	—	—	$26.94	5.94*	$3,232	.90*	.90*	(.05)*	41*[e]
April 30, 2012	24.45	.22 [f]	1.54	1.76	(.24)	(.54)	(.78)	—	25.43	7.62	2,334	1.82 [g]	1.80	.94 [f]	97
April 30, 2011	20.36	(.08)	4.74	4.66	(.33)	(.24)	(.57)	—	24.45	23.37	1,307	1.87 [g]	1.85	(.36)	117
April 30, 2010†	15.00	.35	5.73	6.08	(.23)	(.49)	(.72)	—	20.36	41.13*	300	1.89*[g,h]	1.87*[h]	1.88*[h]	84*

Class R
October 31, 2012**	$25.51	.01	1.55	1.56	—	—	—	—	$27.07	6.12*	$1,445	.77*	.77*	.06*	41*[e]
April 30, 2012	24.51	.29 [f]	1.53	1.82	(.28)	(.54)	(.82)	—	25.51	7.90	609	1.57 [g]	1.55	1.23 [f]	97
April 30, 2011	20.40	(.05)	4.77	4.72	(.37)	(.24)	(.61)	—	24.51	23.68	144	1.62 [g]	1.60	(.25)	117
April 30, 2010†	15.00	.45	5.67	6.12	(.23)	(.49)	(.72)	—	20.40	41.46*	14	1.65*[g,h]	1.63*[h]	2.57*[h]	84*

Class Y
October 31, 2012**	$25.61	.08	1.56	1.64	—	—	—	—	$27.25	6.40*	$695,820	.52*	.52*	.33*	41*[e]
April 30, 2012	24.55	.41 [f]	1.53	1.94	(.34)	(.54)	(.88)	—	25.61	8.42	448,252	1.07 [g]	1.05	1.71 [f]	97
April 30, 2011	20.42	.07	4.76	4.83	(.46)	(.24)	(.70)	—	24.55	24.26	223,941	1.12 [g]	1.10	.32	117
April 30, 2010†	15.00	.49	5.73	6.22	(.31)	(.49)	(.80)	—	20.42	42.16*	76,712	1.18*[g,h]	1.16*[h]	2.61*[h]	84*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Capital Spectrum Fund	Capital Spectrum Fund 37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Portfolio turnover excludes TBA purchase and sale transactions.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.18	0.76%

Class B	0.17	0.73

Class C	0.17	0.72

Class M	0.17	0.73

Class R	0.17	0.71

Class Y	0.17	0.73

g Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of
average net assets

April 30, 2012	0.02%

April 30, 2011	0.02

April 30, 2010	0.02

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount:

Percentage of
average net assets

April 30, 2010	0.29%

The accompanying notes are an integral part of these financial statements.

38 Capital Spectrum Fund

Notes to financial statements 10/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through October 31, 2012.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return by investing a majority of the fund’s assets in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged small and midsize U.S. companies that Putnam Management believes have favorable investment potential. These companies employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities), in companies of any size and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Capital Spectrum Fund 39

Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

40 Capital Spectrum Fund

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to gain exposure to interest rates.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $14,600,000 on purchased options contracts for the reporting period. The fund did not have any activity on written options contracts during the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 240 futures contracts outstanding for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage exposure to credit risk.

Capital Spectrum Fund 41

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $99,600,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $217,500,000 on interest rate swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,052,288 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,459,880 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,447,970.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments

42 Capital Spectrum Fund

will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $9,743,380 and the fund received cash collateral of $9,608,125.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

Capital Spectrum Fund 43

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,752,573,293, resulting in gross unrealized appreciation and depreciation of $187,785,806 and $23,130,483, respectively, or net unrealized appreciation of $164,655,323.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.660%	of the next $50 billion,

0.830%	of the next $5 billion,	0.650%	of the next $100 billion and

0.780%	of the next $10 billion,	0.645%	of any excess thereafter.

0.730%	of the next $10 billion,

0.680%	of the next $50 billion,

44 Capital Spectrum Fund

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.372% of the fund’s average net assets before an increase of $479,688 (0.038% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$424,282	Class R	$763

Class B	11,621	Class Y	453,100

Class C	150,248	Total	$1,042,278

Class M	2,264

Capital Spectrum Fund 45

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $543 under the expense offset arrangements and by $21,355 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,135, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004 Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compen sate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respec tively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$640,746	Class M	$10,257

Class B	70,222	Class R	2,290

Class C	907,013	Total	$1,630,528

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $262,641 and $1,460 from the sale of class A and class M shares, respectively, and received $4,054 and $7,210 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $635,574,281 and $371,599,646, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of no monies and $5,891,519, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

46 Capital Spectrum Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/12		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	10,364,631	$264,808,465	14,474,650	$343,447,338

Shares issued in connection with
reinvestment of distributions	—	—	409,756	9,207,228

	10,364,631	264,808,465	14,884,406	352,654,566

Shares repurchased	(2,319,657)	(59,489,626)	(5,476,379)	(125,776,238)

Net increase	8,044,974	$205,318,839	9,408,027	$226,878,328

	Six months ended 10/31/12		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	282,363	$7,170,172	360,315	$8,630,376

Shares issued in connection with
reinvestment of distributions	—	—	6,553	146,580

	282,363	7,170,172	366,868	8,776,956

Shares repurchased	(57,393)	(1,476,568)	(58,665)	(1,338,507)

Net increase	224,970	$5,693,604	308,203	$7,438,449

	Six months ended 10/31/12		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	3,694,402	$93,641,808	4,000,255	$96,503,237

Shares issued in connection with
reinvestment of distributions	—	—	100,792	2,251,704

	3,694,402	93,641,808	4,101,047	98,754,941

Shares repurchased	(513,428)	(12,926,817)	(620,106)	(14,267,029)

Net increase	3,180,974	$80,714,991	3,480,941	$84,487,912

	Six months ended 10/31/12		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	39,369	$985,827	54,882	$1,334,670

Shares issued in connection with
reinvestment of distributions	—	—	2,355	52,758

	39,369	985,827	57,237	1,387,428

Shares repurchased	(11,207)	(276,029)	(18,944)	(447,261)

Net increase	28,162	$709,798	38,293	$940,167

Capital Spectrum Fund 47

	Six months ended 10/31/12		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	29,588	$763,193	21,196	$513,172

Shares issued in connection with
reinvestment of distributions	—	—	558	12,525

	29,588	763,193	21,754	525,697

Shares repurchased	(76)	(1,882)	(3,754)	(89,041)

Net increase	29,512	$761,311	18,000	$436,656

	Six months ended 10/31/12		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,272,330	$289,960,003	14,501,518	$347,122,766

Shares issued in connection with
reinvestment of distributions	—	—	398,035	8,951,809

	11,272,330	289,960,003	14,899,553	356,074,575

Shares repurchased	(3,234,252)	(82,858,757)	(6,521,433)	(149,299,517)

Net increase	8,038,078	$207,101,246	8,378,120	$206,775,058

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Payables, Net
	Investments,		assets — Unrealized
Interest rate contracts	Receivables	$2,058,252	depreciation	$1,693,721*

Total		$2,058,252		$1,693,721

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total

Equity contracts	$1,238,165	$—	$1,238,165

Interest rate contracts	709,586	(876,093)	$(166,507)

Total	$1,947,751	$(876,093)	$1,071,658

48 Capital Spectrum Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Equity contracts	$—	$(453,915)	$—	$(453,915)

Interest rate contracts	(11,933)	10,920	2,161,936	$2,160,923

Total	$(11,933)	$(442,995)	$2,161,936	$1,707,008

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$184,869,029	$425,759,659	$481,661,186	$147,911	$128,967,502

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Capital Spectrum Fund 49

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

50 Capital Spectrum Fund

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Capital Spectrum Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Capital Spectrum Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA105
278032 12/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	May 1, 2012 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PYSAX

Putnam Equity Spectrum Fund

Semiannual report
10|31|12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Equity Spectrum
Fund

Semiannual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Equity Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Stocks of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than the broad stock market. Given the complexities of corporate leverage, investing in leveraged companies requires specialized analytical skills and experience.

"With its focus on equities, the fund seeks to harness the greatest upside potential of leveraged companies."

David L. Glancy
Portfolio Manager
David Glancy's career has focused on investing in leveraged companies since 1987.

Leveraged companies can have different business characteristics

Capital-intensive: Companies that borrow money to build and maintain network infrastructure, such as telecommunications.

Rising stars: Early-stage growth companies that use borrowing to finance operations while they develop new products.

Fallen angels: Companies that had been in stronger capital positions but have become more heavily dependent on debt.

Special situations: Companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization.

Growth of a $10,000 investment (class A shares before sales charge)

The fund has delivered solid performance as leveraged companies have benefited from the economic recovery.

$21,769
$10,000
5/18/09
10/31/12
6/09 9/09 12/09 3/10 6/10 9/10 12/10 3/11 6/11 9/11 12/11 3/12 6/12 9/12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns do not reflect a sales charge of 5.75%; had they, returns would have been lower. Returns for other classes of shares may vary. See pages 10 and 11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

2 Equity Spectrum Fund

Equity Spectrum Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Equity Spectrum Fund

Interview with your fund’s portfolio manager

The fund outperformed its benchmark for the six months ended October 31, 2012. What were the chief drivers of this performance?

Yes, the fund performed well and exceeded its benchmark for the six-month period. Stock selection continued to be the driving force behind the fund’s relative performance. The portfolio’s cash holdings also acted as a buffer to any fluctuations in the value of the portfolio’s securities.

What was the environment like for leveraged-company securities during the six-month reporting period?

During the first three months of the period, macroeconomic pressures negatively affected equities overall. In the period’s second half, however, those pressures eased, which helped the performance of the portfolio’s securities. While many of the macroeconomic issues that created volatile conditions earlier in the period remain unresolved, macroeconomic data, on balance, helped lift markets in the second half. Though I am cognizant of macroeconomic issues, my process is driven by bottom-up fundamental analysis. Unless I see a threat to earnings or asset power of holdings within the portfolio, I will not react to macroeconomic news.

In addition, the latest round of quantitative easing from the U.S. Federal Reserve is expected to anchor interest rates at historic lows, and, in my view, this is a positive for leveraged companies. If the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

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economy continues to improve, with low interest rates and easy access to capital, I believe leveraged companies will tend to perform better than they would under more challenging conditions.

During the period, you had a significant amount of cash in the portfolio, though it came down somewhat in the latter part of the period. What are some of the benefits of holding a sizable allocation to cash?

When I find investment opportunities, having cash on hand allows me to act quickly to add to the portfolio in down markets when prices drop. Cash also serves as a way to collateralize the occasional short positions in the portfolio. Because the portfolio is relatively concentrated with a focus on companies that can be inherently volatile, cash also can act as a natural diversifier, which can help to temper the volatility in both the upside and downside.

I really try to be “market indifferent.” I use the cash to take big positions in companies that I like. If something works and I sell it from the portfolio, I do not have to quickly turn around and make sure I have market exposure as do many other funds.

In the wake of market weakness in the first three months of the period, did any sectors in particular offer compelling valuations?

I did add to some of the portfolio’s existing positions and traded opportunistically in certain financial and natural resources stocks. While I did not make any material changes to the fund’s exposure to specific sectors, I did target certain unique opportunities that I believed the market misunderstood in the financials sector and, against a backdrop of volatile commodity prices, underappreciated in the natural resources sector.

Some of the large U.S. financial stocks that have offered attractive opportunities since late 2011 are not leveraged companies that finance their operations through debt, but their business models are fundamentally based on borrowing and lending, which makes them uniquely tied to corporate-and consumer-based leverage and interest-rate dynamics.

Allocations are represented as a percentage of portfolio market value. Data include exposure achieved through securities sold short; however, data exclude derivatives, short-term investments held as collateral for loaned securities, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6	Equity Spectrum Fund

What were some of the highlights among positions that contributed to performance?

The fund’s top contributor was DISH Network, which provides direct broadcast satellite subscription television services to approximately 14 million customers as of the end of September. DISH is growing aggressively by both expanding its subscriber base and through acquisitions. The company also has been rapidly expanding its wireless spectrum broadband capacity through acquisitions. This is a scarce resource, and DISH has been buying it up for a decade. The majority of DISH’s business growth is coming from the wireless spectrum area. In addition, the company’s earnings have been healthy, and it has generated a significant amount of free cash flow. EchoStar, a holding company for telecommunications-related businesses that was spun off from DISH in early 2008, also was a top contributor.

LyondellBasell, a chemical and fuel products manufacturer that emerged from bankruptcy in 2010 and experienced a top-to-bottom reorganization, was another strong performer. LyondellBasell has benefited from lower U.S. natural gas prices, and this has given the company a competitive advantage worldwide. The company uses ethane [a natural gas liquid] as a feedstock to produce petrochemicals, namely ethylene, which is the basic building block for the entire petrochemical chain, from plastic bottles to trash bags and shrinkwrap. Prices for gas in Europe and Asia are in some cases four or five times more expensive than in the United States. As a result, LyondellBasell has a significant cost advantage. In addition, the company has a strong management team and, in my view, its shares have a solid yield.

Japan Airlines is an example of a company that emerged from bankruptcy and took some significant steps to become more

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/12. Short-term holdings are excluded. Holdings will vary over time.

Equity Spectrum Fund	7

efficient through cost-cutting and efficiency gains. Japan Airlines took bold steps to right itself — it cut its workforce by a third, reduced its money-losing short-haul flights, and eliminated some of the older, less-fuel-efficient planes in its fleet. The company’s shares performed well as a result.

Which holdings held back performance?

The top detractor from returns was STAAR Surgical, which manufactures and sells implantable lenses for cataracts and refractive surgery. The company missed its sales and earnings projections during the period, and the stock suffered as a result.

United Continental’s shares suffered due to market volatility. Investors were concerned that the company would struggle to make money in the current competitive airlines environment. United Continental is experiencing a great deal of pressure from lower-cost carriers, and that has affected its earnings. The rise in crude-oil prices during the period and the subsequent increased jet-fuel costs also hurt the stock’s performance.

Shares of Elan, a small biotechnology company, experienced a significant downdraft in late July. Elan had been working with Pfizer on an Alzheimer’s drug, which failed its first study test with the Food and Drug Administration [FDA]. We still believe in the long-term potential of Elan’s stock, as the company plans to make modifications to the drug and try again for FDA approval.

What is your outlook for equity markets and leveraged companies?

Looking ahead, I believe that we will experience more volatility in the markets, as headwinds such as the impending “fiscal cliff” and Europe’s troubles persist. I believe the fund is focused on companies that are structured to weather adverse economic conditions. The cash on hand in the portfolio also can serve as a real asset during times of distress. I believe that if markets move lower, it would not necessarily be a negative development for the fund. The cash allows me to buy when others cannot. In fact, I would welcome it if markets moved lower, because low prices can imply big opportunities.

Allocations are represented as a percentage of the fund’s portfolio market value. Data include exposure achieved through securities sold short; however, data exclude derivatives, short-term investments held as collateral for loaned securities, and collateral received on certain derivative instruments, if any. Holdings and allocations may vary over time.

8	Equity Spectrum Fund

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth.

Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

Equity Spectrum Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	117.69%	105.11%	112.18%	109.18%	112.21%	112.21%	113.89%	106.46%	115.84%	119.58%
(Annual average)	25.28	23.14	24.35	23.84	24.36	24.36	24.64	23.37	24.97	25.59

3 years	82.21	71.77	78.21	75.21	78.22	78.22	79.44	73.14	80.87	83.60
Annual average	22.14	19.76	21.24	20.56	21.24	21.24	21.52	20.08	21.84	22.45

1 year	23.16	16.10	22.22	17.22	22.23	21.23	22.48	18.17	22.82	23.44

6 months	4.08	–1.91	3.72	–1.28	3.72	2.72	3.80	0.17	3.96	4.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10	Equity Spectrum Fund

Comparative index returns For periods ended 10/31/12

S&P 500 Index

Life of fund	66.81%
(Annual average)	15.98

3 years	45.09
Annual average	13.21

1 year	15.21

6 months	2.16

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 10/31/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/12	$28.65	$30.40	$28.24	$28.19	$28.39	$29.42	$28.54	$28.79

10/31/12	29.82	31.64	29.29	29.24	29.47	30.54	29.67	30.00

Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	112.21%	99.95%	106.96%	103.96%	106.98%	106.98%	108.66%	101.41%	110.46%	114.02%
(Annual average)	25.05	22.86	24.12	23.59	24.13	24.13	24.43	23.13	24.74	25.37

3 years	72.16	62.24	68.36	65.36	68.37	68.37	69.65	63.70	70.92	73.53
Annual average	19.85	17.50	18.96	18.25	18.97	18.97	19.27	17.86	19.56	20.17

1 year	30.62	23.11	29.66	24.66	29.61	28.61	29.94	25.40	30.28	30.94

6 months	0.24	–5.52	–0.14	–5.13	–0.14	–1.14	0.00	–3.49	0.10	0.34

Equity Spectrum Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/12	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Annualized expense ratio
for the six-month period
ended 10/31/12*	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.14% from annualizing the performance fee adjustment for the six months ended 10/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012, to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.61	$11.45	$11.45	$10.17	$8.89	$6.33

Ending value (after expenses)	$1,040.80	$1,037.20	$1,037.20	$1,038.00	$1,039.60	$1,042.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Equity Spectrum Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.53	$11.32	$11.32	$10.06	$8.79	$6.26

Ending value (after expenses)	$1,017.74	$1,013.96	$1,013.96	$1,015.22	$1,016.48	$1,019.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Equity Spectrum Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Equity Spectrum Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Equity Spectrum Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

16	Equity Spectrum Fund

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve-month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain

Equity Spectrum Fund	17

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii)  a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 5th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The

18	Equity Spectrum Fund

Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark over the one-year period ended December 31, 2011. Putnam Equity Spectrum Fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its internal benchmark over this one-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team

Equity Spectrum Fund	19

structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20	Equity Spectrum Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Equity Spectrum Fund	21

The fund’s portfolio 10/31/12 (Unaudited)

COMMON STOCKS (90.9%)*	Shares	Value

Aerospace and defense (6.9%)
L-3 Communications Holdings, Inc.	466,900	$34,457,220

Northrop Grumman Corp.	163,761	11,248,743

		45,705,963
Airlines (7.6%)
Japan Airlines Co., Ltd. (Japan) †	602,700	28,689,215

United Continental Holdings, Inc. †	1,136,400	21,830,244

		50,519,459
Biotechnology (3.6%)
Biospecifics Technologies Corp. †	143,852	2,301,632

Cubist Pharmaceuticals, Inc. †	500,715	21,480,674

		23,782,306
Chemicals (5.0%)
LyondellBasell Industries NV Class A (Netherlands)	318,100	16,983,359

OM Group, Inc. †	233,400	4,721,682

W.R. Grace & Co. †	177,100	11,362,736

		33,067,777
Communications equipment (11.9%)
EchoStar Corp. Class A †	2,477,995	78,701,121

		78,701,121
Consumer finance (5.2%)
Capital One Financial Corp.	573,900	34,531,563

		34,531,563
Diversified financial services (4.3%)
Citigroup, Inc.	409,200	15,299,988

JPMorgan Chase & Co.	314,100	13,091,688

		28,391,676
Electrical equipment (0.3%)
Thermon Group Holdings, Inc. †	63,281	1,571,900

		1,571,900
Health-care equipment and supplies (3.9%)
GenMark Diagnostics, Inc. †	1,128,852	9,617,819

STAAR Surgical Co. † §	2,538,195	16,345,976

		25,963,795
Health-care providers and services (2.2%)
UnitedHealth Group, Inc.	257,600	14,425,600

		14,425,600
Hotels, restaurants, and leisure (3.4%)
AFC Enterprises †	645,646	16,347,757

Famous Dave’s of America, Inc. †	197,973	1,560,027

MTR Gaming Group, Inc. †	1,207,538	4,214,308

		22,122,092
Internet software and services (0.2%)
Millennial Media, Inc. †	80,900	1,296,827

		1,296,827
IT Services (1.7%)
Mantech International Corp. Class A	494,400	11,356,368

		11,356,368
Life sciences tools and services (0.5%)
Sequenom, Inc. † S	1,085,774	3,376,757

		3,376,757
Machinery (0.4%)
Navistar International Corp. †	153,735	2,882,531

		2,882,531

22	Equity Spectrum Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value

Media (16.0%)
DISH Network Corp. Class A	2,903,413	$103,448,605

Rentrak Corp. †	152,700	2,594,373

		106,042,978
Metals and mining (0.3%)
Horsehead Holding Corp. †	208,900	1,890,545

		1,890,545
Oil, gas, and consumable fuels (5.6%)
Cabot Oil & Gas Corp.	116,816	5,488,016

Chesapeake Energy Corp.	852,300	17,267,598

Lone Pine Resources, Inc. (Canada) †	1,900,200	2,850,300

McMoRan Exploration Co. † S	401,000	4,783,930

Plains Exploration & Production Co. †	175,500	6,258,330

		36,648,174
Pharmaceuticals (8.4%)
Elan Corp. PLC ADR (Ireland) †	1,610,524	17,393,659

Jazz Pharmaceuticals PLC †	418,576	22,490,088

Medicines Co. (The) †	211,700	4,640,464

Warner Chilcott PLC Class A	925,000	10,711,500

		55,235,711
Specialty retail (3.5%)
Select Comfort Corp. † S	839,268	23,356,828

		23,356,828

Total common stocks (cost $521,153,600)		$600,869,971

PREFERRED STOCKS (0.1%)*	Shares	Value

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. R	33,185	$856,173

Total preferred stocks (cost $797,767)		$856,173

SHORT-TERM INVESTMENTS (10.5%)*	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.195%,
March 7, 2013	$10,000,000	$9,995,450

U.S. Treasury Bills with an effective yield of 0.163%,
April 4, 2013	15,000,000	14,991,345

U.S. Treasury Bills with an effective yield of 0.155%,
January 10, 2013	5,000,000	4,999,200

U.S. Treasury Bills with effective yields ranging from
0.140% to 0.144%, February 7, 2013 ###	15,500,000	15,495,257

U.S. Treasury Bills with an effective yield of 0.143%,
May 2, 2013	5,500,000	5,495,694

Putnam Cash Collateral Pool, LLC 0.21% [d]	7,847,475	7,847,475

Putnam Money Market Liquidity Fund 0.16% L	10,441,973	10,441,973

Total short-term investments (cost $69,259,830)		$69,266,394

TOTAL INVESTMENTS

Total investments (cost $591,211,197)		$670,992,538

Equity Spectrum Fund	23

Securities sold short at 10/31/12 (Unaudited)

COMMON STOCKS (0.4%)*	Shares	Value

Hain Celestial Group, Inc. (The)	42,748	$2,470,834

Total securities sold short (proceeds $2,463,039)		$2,470,834

Key to holding’s abbreviations

ADR       American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $661,334,113.

† Non-income-producing security.

§ Affiliated company (Note 6).

### This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,470,834 to cover securities sold short.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$151,521,898	$—	$—

Energy	36,648,174	—	—

Financials	62,923,239	—	—

Health care	122,784,169	—	—

Industrials	100,679,853	—	—

Information technology	91,354,316	—	—

Materials	34,958,322	—	—

Total common stocks	600,869,971	—	—

Preferred stocks	—	856,173	—

Short-term investments	10,441,973	58,824,421	—

Totals by level	$611,311,944	$59,680,594	$—

24	Equity Spectrum Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Securities sold short	$(2,470,834)	$—	$—

Totals by level	$(2,470,834)	$—	$—

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund	25

Statement of assets and liabilities 10/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $7,515,906 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $553,369,422)	$636,357,114
Affiliated issuers (identified cost $37,841,775) (Notes 1 and 6)	34,635,424

Cash	2,649

Interest and other receivables	7,581

Receivable for shares of the fund sold	12,991,679

Receivable for investments sold	3,027,914

Collateral on short sales (Note 1)	346,390

Total assets	687,368,751

LIABILITIES

Payable for investments purchased	3,701,138

Payable for shares of the fund repurchased	11,151,933

Payable for compensation of Manager (Note 2)	484,633

Payable for investor servicing fees (Note 2)	147,702

Payable for custodian fees (Note 2)	6,771

Payable for Trustee compensation and expenses (Note 2)	11,307

Payable for administrative services (Note 2)	1,215

Payable for distribution fees (Note 2)	125,594

Payable for loan financing (Note 1)	7,606

Interest payable for short sales (Note 1)	7,755

Securities sold short, at value (proceeds receivable $2,463,039) (Note 1)	2,470,834

Collateral on securities loaned, at value (Note 1)	7,847,475

Other accrued expenses	70,675

Total liabilities	26,034,638

Net assets	$661,334,113

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$561,588,518

Accumulated net investment loss (Note 1)	(1,920,950)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	21,891,765

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	79,774,780

Total — Representing net assets applicable to capital shares outstanding	$661,334,113

(Continued on next page)

26	Equity Spectrum Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($276,466,180 divided by 9,271,347 shares)	$29.82

Offering price per class A share (100/94.25 of $29.82)*	$31.64

Net asset value and offering price per class B share ($13,441,922 divided by 458,958 shares)**	$29.29

Net asset value and offering price per class C share ($67,275,042 divided by 2,300,953 shares)**	$29.24

Net asset value and redemption price per class M share ($1,091,557 divided by 37,033 shares)†	$29.47

Offering price per class M share (100/96.50 of $29.47)*	$30.54

Net asset value, offering price and redemption price per class R share
($1,638,767 divided by 55,234 shares)	$29.67

Net asset value, offering price and redemption price per class Y share
($301,420,645 divided by 10,047,012 shares)	$30.00

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund	27

Statement of operations Six months ended 10/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $52,818)	$3,581,257

Interest (including interest income of $21,418 from investments in affiliated issuers) (Note 6)	67,398

Securities lending (Note 1)	59,310

Total investment income	3,707,965

EXPENSES

Compensation of Manager (Note 2)	2,453,894

Investor servicing fees (Note 2)	843,353

Custodian fees (Note 2)	7,508

Trustee compensation and expenses (Note 2)	21,107

Administrative services (Note 2)	6,842

Interest expense for short sales (Note 1)	5

Distribution fees (Note 2)	619,988

Other	108,348

Total expenses	4,061,045

Expense reduction (Note 2)	(9,647)

Net expenses	4,051,398

Net investment loss	(343,433)

Net realized gain on investments (Notes 1 and 3)	5,777,622

Net realized gain on futures contracts (Note 1)	963,120

Net realized gain on foreign currency transactions (Note 1)	9,324

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,234

Net unrealized appreciation of investments and short sales during the period	21,263,239

Net gain on investments	28,014,539

Net increase in net assets resulting from operations	$27,671,106

The accompanying notes are an integral part of these financial statements.

28	Equity Spectrum Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/12*	Year ended 4/30/12

Operations:
Net investment income (loss)	$(343,433)	$860,938

Net realized gain on investments
and foreign currency transactions	6,750,066	23,109,462

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	21,264,473	13,084,333

Net increase in net assets resulting from operations	27,671,106	37,054,733

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,027,197)

Class B	—	(3,617)

Class C	—	(53,171)

Class M	—	(1,889)

Class R	—	(1,393)

Class Y	—	(1,351,192)

Net realized short-term gain on investments

Class A	—	(3,933,230)

Class B	—	(123,555)

Class C	—	(668,842)

Class M	—	(17,182)

Class R	—	(7,854)

Class Y	—	(4,060,629)

From net realized long-term gain on investments
Class A	—	(2,514,820)

Class B	—	(78,984)

Class C	—	(427,714)

Class M	—	(10,984)

Class R	—	(5,021)

Class Y	—	(2,595,769)

Redemption fees (Note 1)	17,645	64,089

Increase from capital share transactions (Note 4)	125,087,324	224,905,901

Total increase in net assets	152,776,075	245,141,680

NET ASSETS

Beginning of period	508,558,038	263,416,358

End of period (including accumulated net investment loss
of $1,920,950 and distributions in excess of net investment
income of $1,577,517, respectively)	$661,334,113	$508,558,038

* Unaudited

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	interest and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	dividend	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [c]	(in thousands)	net assets (%) [e,f]	expense (%) [e]	net assets (%)	turnover (%)

Class A
October 31, 2012**	$28.65	(.02) [i]	1.19	1.17	—	—	—	— [b]	$29.82	4.08 *	$276,466	.75 *	.75 *	(.07) *[i]	15 *
April 30, 2012	27.37	.06 [h]	2.52	2.58	(.18)	(1.12)	(1.30)	— [b]	28.65	10.16	218,051	1.55	1.53	.24 h	96
April 30, 2011	22.69	(.30)	5.14	4.84	—	(.16)	(.16)	— [b]	27.37	21.43	116,216	1.57	1.55	(1.29)	107
April 30, 2010†	15.00	(.07) [g]	8.42	8.35	(.05)	(.61)	(.66)	— [b]	22.69	56.35 *	35,607	1.45 *[d]	1.40 *[d]	(.36) *[d,g]	82 *

Class B
October 31, 2012**	$28.24	(.12) [i]	1.17	1.05	—	—	—	— [b]	$29.29	3.72 *	$13,442	1.12 *	1.12 *	(.45) *[i]	15 *
April 30, 2012	27.03	(.17) [h]	2.51	2.34	(.02)	(1.12)	(1.14)	.01	28.24	9.34	8,887	2.30	2.28	(.66) [h]	96
April 30, 2011	22.57	(.48)	5.10	4.62	—	(.16)	(.16)	— [b]	27.03	20.57	4,095	2.32	2.30	(2.04)	107
April 30, 2010†	15.00	(.20) [g]	8.38	8.18	—	(.61)	(.61)	— [b]	22.57	55.19 *	897	2.17 *[d]	2.12 *[d]	(1.05) *[d,g]	82 *

Class C
October 31, 2012**	$28.19	(.13) [i]	1.18	1.05	—	—	—	— [b]	$29.24	3.72 *	$67,275	1.12 *	1.12 *	(.46) *[i]	15 *
April 30, 2012	27.02	(.15) [h]	2.49	2.34	(.05)	(1.12)	(1.17)	— [b]	28.19	9.34	44,527	2.30	2.28	(.59) [h]	96
April 30, 2011	22.57	(.48)	5.09	4.61	—	(.16)	(.16)	— [b]	27.02	20.53	16,615	2.32	2.30	(2.04)	107
April 30, 2010†	15.00	(.26) [g]	8.45	8.19	(.01)	(.61)	(.62)	— [b]	22.57	55.25 *	3,094	2.17 *[d]	2.12 *[d]	(1.29) *[d,g]	82 *

Class M
October 31, 2012**	$28.39	(.09) [i]	1.17	1.08	—	—	—	— [b]	$29.47	3.80 *	$1,092	1.00 *	1.00 *	(.34) *[i]	15 *
April 30, 2012	27.16	(.06) [h]	2.49	2.43	(.08)	(1.12)	(1.20)	— [b]	28.39	9.61	926	2.05	2.03	(.24) [h]	96
April 30, 2011	22.63	(.42)	5.11	4.69	—	(.16)	(.16)	— [b]	27.16	20.83	544	2.07	2.05	(1.79)	107
April 30, 2010†	15.00	(.23) [g]	8.47	8.24	—	(.61)	(.61)	— [b]	22.63	55.59 *	215	1.93 *[d]	1.88 *[d]	(1.14) *[d,g]	82 *

Class R
October 31, 2012**	$28.54	(.04) [i]	1.17	1.13	—	—	—	— [b]	$29.67	3.96 *	$1,639	.87 *	.87 *	(.12) *[i]	15 *
April 30, 2012	27.28	(.07) [h]	2.57	2.50	(.12)	(1.12)	(1.24)	— [b]	28.54	9.87	634	1.80	1.78	(.27) [h]	96
April 30, 2011	22.66	(.36)	5.14	4.78	—	(.16)	(.16)	— [b]	27.28	21.20	259	1.82	1.80	(1.54)	107
April 30, 2010†	15.00	(.20) [g]	8.49	8.29	(.02)	(.61)	(.63)	— [b]	22.66	55.92 *	85	1.69 *[d]	1.64 *[d]	(1.02) *[d,g]	82 *

Class Y
October 31, 2012**	$28.79	.01 [i]	1.20	1.21	—	—	—	— [b]	$30.00	4.20 *	$301,421	.62 *	.62 *	.05 *[i]	15 *
April 30, 2012	27.48	.11 [h]	2.54	2.65	(.23)	(1.12)	(1.35)	.01	28.79	10.44	235,534	1.30	1.28	.40 [h]	96
April 30, 2011	22.72	(.25)	5.17	4.92	—	(.16)	(.16)	— [b]	27.48	21.76	125,687	1.32	1.30	(1.04)	107
April 30, 2010†	15.00	(.04) [g]	8.44	8.40	(.07)	(.61)	(.68)	— [b]	22.72	56.71 *	17,373	1.21 *[d]	1.16 *[d]	(.22) *[d,g]	82 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Equity Spectrum Fund	Equity Spectrum Fund	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.91% of average net assets for the period ended April 30, 2010.

e Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

f Includes dividend and/or interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of
average net assets

October 31, 2012	<0.01%

April 30, 2012	0.02

April 30, 2011	0.02

April 30, 2010	0.05

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.15	0.77%

Class B	0.15	0.80

Class C	0.11	0.56

Class M	0.09	0.45

Class R	0.06	0.31

Class Y	0.14	0.68

h Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.36	1.37%

Class B	0.32	1.23

Class C	0.34	1.30

Class M	0.36	1.38

Class R	0.30	1.12

Class Y	0.34	1.29

32	Equity Spectrum Fund

Financial highlights (Continued)

i Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.09	0.34%

Class B	0.10	0.35

Class C	0.09	0.34

Class M	0.09	0.32

Class R	0.12	0.43

Class Y	0.09	0.33

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund	33

Notes to financial statements 10/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through October 31, 2012.

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing a majority of the fund’s assets in equity securities of leveraged small and midsize U.S. companies, including both growth and value stocks, that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

34	Equity Spectrum Fund

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Equity Spectrum Fund	35

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 100 futures contracts outstanding for the reporting period.

Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $7,515,906 and the fund received cash collateral of $7,847,475.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

36	Equity Spectrum Fund

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,577,517 of certain losses recognized during the period from November 1, 2011 to April 30, 2012 to its fiscal year ending April 30, 2013.

The aggregate identified cost on a tax basis is $591,213,458, resulting in gross unrealized appreciation and depreciation of $110,271,771 and $30,492,691, respectively, or net unrealized appreciation of $79,779,080.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its

Equity Spectrum Fund	37

benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.372% of the fund’s average net assets before an increase of $394,217 (0.071% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$357,959	Class R	1,465

Class B	16,074	Class Y	386,580

Class C	79,776	Total	$843,353

Class M	1,499

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $163 under the expense offset arrangements and by $9,484 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $487 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

38	Equity Spectrum Fund

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$296,417	Class M	3,716

Class B	53,292	Class R	2,446

Class C	264,117	Total	$619,988

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $92,385 and $882 from the sale of class A and class M shares, respectively, and received $2,936 and $1,104 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $270,276,365 and $71,453,547, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $0 and $2,463,039, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/12		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	3,415,418	$96,371,749	6,112,630	$164,588,785

Shares issued in connection with
reinvestment of distributions	—	—	269,594	6,672,441

	3,415,418	96,371,749	6,382,224	171,261,226

Shares repurchased	(1,756,230)	(49,470,192)	(3,015,930)	(77,300,651)

Net increase	1,659,188	$46,901,557	3,366,294	$93,960,575

	Six months ended 10/31/12		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	168,721	$4,675,473	213,888	$5,791,036

Shares issued in connection with
reinvestment of distributions	—	—	7,794	190,709

	168,721	4,675,473	221,682	5,981,745

Shares repurchased	(24,437)	(681,754)	(58,492)	(1,486,458)

Net increase	144,284	$3,993,719	163,190	$4,495,287

Equity Spectrum Fund	39

	Six months ended 10/31/12		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	882,905	$24,563,682	1,182,816	$31,426,060

Shares issued in connection with
reinvestment of distributions	—	—	35,457	866,210

	882,905	24,563,682	1,218,273	32,292,270

Shares repurchased	(161,320)	(4,427,711)	(253,761)	(6,479,080)

Net increase	721,585	$20,135,971	964,512	$25,813,190

	Six months ended 10/31/12		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	10,389	$289,917	17,150	$462,385

Shares issued in connection with
reinvestment of distributions	—	—	1,203	29,553

	10,389	289,917	18,353	491,938

Shares repurchased	(5,969)	(162,581)	(5,770)	(143,931)

Net increase	4,420	$127,336	12,583	$348,007

	Six months ended 10/31/12		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	36,943	$1,045,198	13,777	$363,356

Shares issued in connection with
reinvestment of distributions	—	—	578	14,268

	36,943	1,045,198	14,355	377,624

Shares repurchased	(3,910)	(111,847)	(1,655)	(45,254)

Net increase	33,033	$933,351	12,700	$332,370

	Six months ended 10/31/12		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,691,544	$104,944,384	7,189,858	$194,122,184

Shares issued in connection with
reinvestment of distributions	—	—	269,029	6,682,682

	3,691,544	104,944,384	7,458,887	200,804,866

Shares repurchased	(1,827,029)	(51,948,994)	(3,850,661)	(100,848,394)

Net increase	1,864,515	$52,995,390	3,608,226	$99,956,472

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$(226,171)	$(226,171)

Total	$(226,171)	$(226,171)

40	Equity Spectrum Fund

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$963,120	$963,120

Total	$963,120	$963,120

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value				Market value
	at beginning				at end of
	of reporting			Investment	reporting
Affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$51,290,697	$166,118,531	$206,967,255	$21,418	$10,441,973

STAAR Surgical Co.	10,146,098	12,077,323	—	—	16,345,976

Totals	$61,436,795	$178,195,854	$206,967,255	$21,418	$26,787,949

Market values are shown for those securities affiliated at the close of the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Equity Spectrum Fund	41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42	Equity Spectrum Fund

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Equity Spectrum Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Equity Spectrum Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA106
278022 12/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	May 1, 2012 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Semiannual report
10|31|12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Semiannual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	22

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Targeting stocks of growing companies in dynamic markets

The opportunities for growth in Asian markets are substantial. In 2010, the United States’ GDP grew at a rate of 2.7%; meanwhile, Singapore, Taiwan, Thailand, the Philippines, China, and India all saw their economies expand at a rate of 7% to 10%, or more. Putnam Asia Pacific Equity Fund seeks to harness the growth potential of Asian and Pacific Basin companies, which are among the fastest growing in the world today. In fact, Asia-Pacific companies, as measured by the MSCI All Country Asia ex Japan Index (ND), have outperformed the U.S. companies in the S&P 500 Index in 8 of the past 10 calendar years.

To capitalize on these opportunities, the fund’s manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund’s manager is supported by a team of research analysts and specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Source: CIA World Factbook, 2011.

Strong historical results

The MSCI All Country Asia ex Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 8 of the past 10 years, in some cases by sizable margins.

The MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The S&P 500 Index is an unmanaged index of common stock performance. You cannot invest directly in an index.

Performance of the fund will differ.

2 Asia Pacific Equity Fund	Asia Pacific Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4 Asia Pacific Equity Fund

Interview with your fund’s portfolio manager

The fund underperformed its benchmark during the period. What drove this result?

Bottom-up fundamental signals were overshadowed by a variety of global macroeconomic concerns over the past six months, which was the primary factor that drove the fund’s underperformance versus the benchmark. Domestic cyclicals, such as consumer discretionary stocks and industrials, largely suffered during the period, and these are sectors in which the portfolio had a benchmark-relative overweight. Defensive stocks and utilities, which performed better than cyclicals, were underweighted in the portfolio. While we are not happy with this result, it did not change our conviction in bottom-up fundamental analysis. We believe the market eventually will reward those stocks that display the most attractive growth characteristics.

Did you institute any shifts in strategy during the period?

One country we have been watching closely is India, which has a variety of strong domestic industries but also a number of macroeconomic problems that have systematically raised flags for investors. Of all the Asia ex Japan countries we follow, India has the biggest budget deficit, the worst current account deficit, one of the more intractable inflation problems, and some of the most dysfunctional politics. In light of these issues, the portfolio had a large benchmark-relative

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Asia Pacific Equity Fund 5

underweight to India about a year ago. But as the economy decelerated, we expected that inflation would eventually slow and the current account deficit would narrow. This led us to gradually rebuild our positions in Indian companies over the past six months until the portfolio became approximately neutral on India relative to the benchmark, a strategy that has given a boost to the fund’s results.

Some of the world’s strongest growth areas include countries in the so-called “ASEAN” region — the Association of Southeast Asian Nations. Are you finding any opportunities for the portfolio there?

ASEAN markets enjoy the benefit of numerous tailwinds for growth, from strong policy support for agriculture in Thailand to momentum in Malaysian infrastructure. For most of 2012, investors have been willing to pay up for stocks, sectors, and countries less exposed to the gyrations of global growth expectations. Therefore, smaller, less-liquid markets in the ASEAN region, including Thailand, Malaysia, and Philippines, for example, have meaningfully outperformed the BRICs [Brazil, Russian, India, and China].

In Thailand, there is also a large infrastructure build-out under way. Combined with a healthy domestic consumer and low interest rates, the build-out has helped local real estate markets perform well, and Thai real-estate-related companies continue to exhibit attractive characteristics, in our view.

Thailand is also home to a number of companies that own huge industrial estates — essentially mega industrial parks that are serving as the new manufacturing base for several industries in the region, including Japanese automakers. This trend is bolstered, moreover, by the China–Japan dispute over the Senkaku Islands, an archipelago that both nations lay claim to in their desire to develop maritime resources in the region. We own the stocks of several companies that are exposed to this development, which we consider promising.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6 Asia Pacific Equity Fund

What are some of the more exciting trends in China at the moment, in your view?

China’s property market — which had cooled under the effect of Chinese policymakers’ attempts to gradually slow down the economy — began to look more attractive to us over the past six months. As we have increased confidence in the trajectory of this market, we added to Chinese property names during the period, particularly companies exposed to market growth in Tier 2 cities (developed provincial capitals) and Tier 3 cities (less-developed inland provincial capitals as well as relatively developed non-capital cities).

What were some of the top contributors to performance?

The top contributor to performance was Singapore-based oilfield services company Ezion. The company provides support to the offshore oil industry in the Pacific Basin, including supply transportation, logistics support, and rig servicing. The stock appreciated on the strength of higher capital expenditures for offshore drilling and rig maintenance in the region. We believe the stock may still have more room to run, and thus maintained the position in the portfolio.

We have trimmed or sold a number of other stocks that were positive contributors over the past six months as they approached what we consider their full valuation potential. These included the second and third top contributors: Techtronic Industries, a global manufacturer of electronic products, which we sold; and Alliance Global, a Philippines-based food-and-beverage conglomerate, which we trimmed in October after adding to the portfolio’s position through the summer.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/12. Short-term holdings are excluded. Holdings will vary over time.

Asia Pacific Equity Fund 7

What holdings held performance back?

In South Korea, two major automakers — Kia Motors and Hyundai — experienced problems when their earnings fell modestly short of expectations. Expectations were high for both companies as they had beaten expectations for several quarters in a row, but the market punished them in the wake of their disappointing results in the second calendar quarter.

Because of the infrastructure-led slowdown in China, the fund’s position in China National Materials was a drag on performance.

On a trailing one-year basis, Samsung Electronics has been a good position for the fund, but it underperformed in the past six months, in part due to its continuing market-share battle with industry bellwether Apple.

What is your outlook for Asia-Pacific markets and the fund?

Global macroeconomic concerns have not gone away and may still pose a risk to Asia-Pacific markets, in our opinion. But the U.S. fiscal cliff and negative European surprises aside, there are a number of stories in Asia ex Japan driven by domestic demand that make us optimistic about the prospects for companies in the region — with ASEAN-based companies being a case in point.

We remain mindful of companies that are more exposed — or perceived as being more exposed — to problems in the developed world, as we continue to believe that markets worldwide will experience periodic sell-offs if big economic troubles recur. While we cannot shield the portfolio from downshifts in global growth, whether these emanate from a fiscally challenged European economy or the infrastructure-led slowdown in China, we believe there are segments of Asian-Pacific

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8 Asia Pacific Equity Fund

markets that we can take advantage of to the benefit of our investors.

Thank you, Daniel, for bringing us up to date on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies —the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

Asia Pacific Equity Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	19.43%	12.56%	16.47%	13.71%	16.44%	16.44%	17.44%	13.36%	18.41%	20.34%
Annual average	5.39	3.56	4.61	3.87	4.60	4.60	4.86	3.77	5.12	5.62

3 years	7.40	1.21	5.02	2.53	4.99	4.99	5.80	2.12	6.58	8.12

Annual average	2.41	0.40	1.65	0.84	1.64	1.64	1.90	0.70	2.15	2.64

1 year	6.26	0.11	5.59	1.05	5.49	4.58	5.78	2.07	6.01	6.42

6 months	–0.21	–5.94	–0.65	–5.61	–0.65	–1.64	–0.54	–4.03	–0.43	–0.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10 Asia Pacific Equity Fund

Comparative index returns For periods ended 10/31/12

	MSCI All Country	Lipper Pacific Ex Japan Funds
	Asia ex Japan Index (ND)	category average*

Life of fund	41.15%	42.31%
Annual average	10.72	10.55

3 years	22.37	23.21
Annual average	6.96	6.84

1 year	6.47	6.32

6 months	1.50	0.48

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 10/31/12, there were 106, 97, 54, and 53 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/12	$9.36	$9.93	$9.27	$9.24	$9.33	$9.67	$9.33	$9.37

10/31/12	9.34	9.91	9.21	9.18	9.28	9.62	9.29	9.35

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	19.30%	12.44%	16.34%	13.58%	16.31%	16.31%	17.32%	13.24%	18.28%	20.21%
Annual average	5.50	3.62	4.70	3.94	4.69	4.69	4.96	3.84	5.22	5.74

3 years	3.83	–2.13	1.52	–0.89	1.49	1.49	2.28	–1.33	3.03	4.53
Annual average	1.26	–0.72	0.50	–0.30	0.49	0.49	0.75	–0.45	1.00	1.49

1 year	24.49	17.37	23.65	18.64	23.57	22.57	23.91	19.51	24.13	24.75

6 months	–0.75	–6.42	–1.08	–6.02	–1.19	–2.17	–0.96	–4.43	–0.85	–0.64

Asia Pacific Equity Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/12*	1.63%	2.38%	2.38%	2.13%	1.88%	1.38%

Total annual operating expenses
for the fiscal year ended 4/30/12	2.79%	3.54%	3.54%	3.29%	3.04%	2.54%

Annualized expense ratio
for the six-month period
ended 10/31/12†	1.58%	2.33%	2.33%	2.08%	1.83%	1.33%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/13.

† Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 10/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012, to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.96	$11.71	$11.71	$10.46	$9.21	$6.70

Ending value (after expenses)	$997.90	$993.50	$993.50	$994.60	$995.70	$997.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Asia Pacific Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.03	$11.82	$11.82	$10.56	$9.30	$6.77

Ending value (after expenses)	$1,017.24	$1,013.46	$1,013.46	$1,014.72	$1,015.98	$1,018.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Asia Pacific Equity Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Asia Pacific Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Asia Pacific Equity Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

16 Asia Pacific Equity Fund

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These management contracts have been in effect for two years — since January or, for a few funds, February 2010. (Your fund’s management contract took effect in January 2010.) The Trustees approved these management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted. In the case of your fund, the Trustees and fund shareholders subsequently approved a second new management contract, which took effect in July 2011.

Since January 2010, under its management contract, your fund has had the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. (Your fund’s July 2011 management contract changed the index of securities prices for use, prospectively, in determining management fee adjustments, to conform more closely to a proposed change in your fund’s investment policy). To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve-month period under the January 2010 management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and that the current index of securities prices

Asia Pacific Equity Fund 17

to determine performance-based management fee adjustments had only been in place since July 2011, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i)  a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii)  a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable

18 Asia Pacific Equity Fund

compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the fourth quartile of its Lipper Inc. peer group (Lipper Pacific Ex Japan Funds) for the one-year period ended December 31, 2011 (the

Asia Pacific Equity Fund 19

first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over this one-year period, there were 89 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was largely due to its overweight exposure to China, where concerns about inflation and the possibility of a so-called “hard landing” for the Chinese economy led Chinese stocks to underperform, and to the fund’s investments in stocks that typically perform well when the economy is in an expansionary phase, which did not perform as well as defensive stocks.

The Trustees also considered steps that Putnam Management had taken to support improved performance, noting in particular that, in March 2011, a new portfolio manager had taken sole responsibility for managing the fund’s investments. The Trustees noted that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research

20 Asia Pacific Equity Fund

services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Asia Pacific Equity Fund 21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Asia Pacific Equity Fund

The fund’s portfolio 10/31/12 (Unaudited)

COMMON STOCKS (95.6%)*	Shares	Value

Auto components (2.9%)
Hyundai Mobis (South Korea)	575	$145,670

Hyundai Wia Corp. (South Korea)	512	82,690

		228,360
Automobiles (5.9%)
Brilliance China Automotive Holdings, Inc. (China) †	102,000	127,219

Hyundai Motor Co. (South Korea)	490	100,590

Kia Motors Corp. (South Korea)	2,677	148,419

Tata Motors, Ltd. (India)	18,532	88,712

		464,940
Capital markets (0.6%)
BGP Holdings PLC (Malta) F	132,965	172

Yuanta Financial Holding Co., Ltd. (Taiwan)	100,264	45,220

		45,392
Chemicals (2.9%)
China BlueChemical, Ltd. (China)	114,000	72,174

Honam Petrochemical Corp. (South Korea)	280	57,039

LG Chemical, Ltd. (South Korea)	358	100,107

		229,320
Commercial banks (17.5%)
Agricultural Bank of China, Ltd. (China)	176,000	76,219

Bank Mandiri (Persero) Tbk PT (Indonesia)	151,000	129,331

China Construction Bank Corp. (China)	286,000	215,313

CIMB Group Holdings Berhad (Malaysia)	47,800	119,802

Hana Financial Group, Inc. (South Korea)	2,570	74,212

ICICI Bank, Ltd. (India)	5,526	107,998

Industrial and Commercial Bank of China, Ltd. (China)	350,000	230,365

Kasikornbank PCL NVDR (Thailand)	14,700	85,850

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	145,000	111,714

Siam Commercial Bank PCL (Thailand)	14,300	75,116

United Overseas Bank, Ltd. (Singapore)	10,000	149,168

		1,375,088
Communications equipment (0.5%)
Wistron NeWeb Corp. (Taiwan)	25,250	37,523

		37,523
Computers and peripherals (0.8%)
Pegatron Corp. (Taiwan) †	51,000	64,245

		64,245
Construction and engineering (2.4%)
China Railway Group, Ltd. (China)	237,000	120,677

Daelim Industrial Co., Ltd. (South Korea)	557	38,643

Samsung Engineering Co., Ltd. (South Korea)	236	30,749

		190,069
Construction materials (2.8%)
China Shanshui Cement Group, Ltd. (China)	80,000	59,504

PT Indocement Tunggal Prakarsa Tbk (Indonesia)	42,500	94,471

Siam Cement PCL NVDR (Thailand)	5,500	66,859

		220,834
Diversified financial services (0.7%)
AMMB Holdings Bhd (Malaysia)	26,500	55,506

		55,506

Asia Pacific Equity Fund 23

COMMON STOCKS (95.6%)* cont.	Shares	Value

Diversified telecommunication services (1.5%)
China Communications Services Corp., Ltd. (China)	112,000	$63,110

XL Axiata Tbk PT (Indonesia)	72,000	51,288

		114,398
Electric utilities (2.2%)
Manila Electric Co. (Philippines)	11,180	75,719

Power Grid Corp. of India, Ltd. (India)	44,745	94,519

		170,238
Electrical equipment (1.5%)
Dongfang Electric Corp., Ltd. (China)	27,200	45,496

Harbin Electric Co., Ltd. (China)	86,000	71,174

		116,670
Electronic equipment, instruments, and components (2.9%)
Hollysys Automation Technologies, Ltd. (China) †	5,990	62,176

Hon Hai Precision Industry Co., Ltd. (Taiwan)	40,260	120,958

Tripod Technology Corp. (Taiwan)	23,530	45,620

		228,754
Energy equipment and services (2.6%)
Ezion Holdings, Ltd. (Singapore)	88,000	92,896

Sapurakencana Petroleum Bhd (Malaysia) †	130,700	107,476

		200,372
Food products (1.4%)
First Resources, Ltd. (Singapore)	26,000	43,636

Golden Agri-Resources, Ltd. (Singapore)	123,000	62,746

		106,382
Gas utilities (1.0%)
China Resources Gas Group, Ltd. (China)	34,000	75,358

		75,358
Health-care providers and services (0.7%)
Sinopharm Group Co. (China)	17,200	57,584

		57,584
Hotels, restaurants, and leisure (1.9%)
Galaxy Entertainment Group, Ltd. (Hong Kong) †	15,000	51,266

Home Inns & Hotels Management, Inc. ADR (China) †	1,958	57,663

Sands China, Ltd. (Hong Kong)	10,000	37,556

		146,485
Household durables (2.3%)
Haier Electronics Group Co., Ltd. (China) †	68,000	86,915

Woongjin Coway Company, Ltd. (South Korea)	2,600	95,079

		181,994
Industrial conglomerates (3.2%)
Alliance Global Group, Inc. (Philippines)	290,300	104,668

Keppel Corp., Ltd. (Singapore)	11,400	99,151

NWS Holdings, Ltd. (Hong Kong)	34,000	51,288

		255,107
Insurance (1.6%)
AIA Group, Ltd. (Hong Kong)	31,600	125,007

		125,007
Internet software and services (1.3%)
Tencent Holdings, Ltd. (China)	3,000	105,943

		105,943
IT Services (0.8%)
HCL Technologies, Ltd. (India)	5,709	64,525

		64,525

24 Asia Pacific Equity Fund

COMMON STOCKS (95.6%)* cont.	Shares	Value

Machinery (1.8%)
China Automation Group, Ltd. (China)	148,000	$34,977

China National Materials Co., Ltd. (China)	36,000	11,219

SembCorp Marine, Ltd. (Singapore)	24,000	92,221

		138,417
Media (1.2%)
Astro Malaysia Holdings Bhd 144A (Malaysia) †	24,000	21,353

Major Cineplex Group PCL (Thailand)	115,200	74,044

		95,397
Metals and mining (0.7%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	1,390	54,043

		54,043
Multiline retail (0.6%)
Mitra Adiperkasa Tbk PT (Indonesia)	67,500	45,978

		45,978
Oil, gas, and consumable fuels (2.4%)
Cairn India, Ltd. (India) †	12,489	78,030

CNOOC, Ltd. (China)	52,000	107,221

		185,251
Pharmaceuticals (1.0%)
Glenmark Pharmaceuticals, Ltd. (India) †	9,807	78,081

		78,081
Real estate management and development (9.7%)
Amata Corp. PLC (Thailand)	97,800	49,139

C C Land Holdings, Ltd. (China)	178,174	40,867

Cheung Kong Holdings, Ltd. (Hong Kong)	7,000	103,545

China Overseas Grand Oceans Group, Ltd. (China)	79,000	82,684

China Overseas Land & Investment, Ltd. (China)	48,000	125,619

Henderson Land Development Co., Ltd. (Hong Kong)	7,045	48,735

Hongkong Land Holdings, Ltd. (Hong Kong)	16,000	101,275

Hysan Development Co., Ltd. (Hong Kong)	17,000	74,955

Sun Hung Kai Properties, Ltd. (Hong Kong)	10,000	138,913

		765,732
Semiconductors and semiconductor equipment (11.2%)
Samsung Electronics Co., Ltd. (South Korea)	474	570,169

SK Hynix, Inc. (South Korea) †	5,810	132,491

Spreadtrum Communications, Inc. ADR (China)	2,523	58,155

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	38,000	115,375

		876,190
Thrifts and mortgage finance (2.7%)
Housing Development Finance Corp., Ltd. (HDFC) (India) †	9,814	138,617

LIC Housing Finance, Ltd. (India) †	15,826	71,246

		209,863
Water utilities (0.9%)
Hyflux, Ltd. (Singapore)	66,000	72,773

		72,773
Wireless telecommunication services (1.5%)
Advanced Info Service PCL (Thailand)	8,600	55,416

StarHub, Ltd. (Singapore)	22,000	66,120

		121,536
Total common stocks (cost $7,023,668)		$7,503,355

Asia Pacific Equity Fund 25

INVESTMENT COMPANIES (0.8%)*	Shares	Value

iShares FTSE A50 China Index ETF (China)	50,000	$62,783

Total investment companies (cost $67,039)		$62,783

SHORT-TERM INVESTMENTS (2.9%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.16% L	227,096	$227,096

Total short-term investments (cost $227,096)		$227,096

TOTAL INVESTMENTS

Total investments (cost $7,317,803)		$7,793,234

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF	Exchange Traded Fund

NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $7,851,101.

† Non-income-producing security.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	26.3%	Taiwan	5.5%

South Korea	20.2	Thailand	5.2

Hong Kong	9.4	Malaysia	3.9

India	9.3	United States	2.9

Singapore	8.7	Philippines	2.3

Indonesia	6.3	Total	100.0%

26 Asia Pacific Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$153,060	$1,010,094	$—

Consumer staples	—	106,382	—

Energy	—	385,623	—

Financials	124,255	2,452,161	172

Health care	—	135,665	—

Industrials	—	700,263	—

Information technology	120,331	1,256,849	—

Materials	54,043	450,154	—

Telecommunication services	55,416	180,518	—

Utilities	—	318,369	—

Total common stocks	507,105	6,996,078	172

Investment companies	—	62,783	—

Short-term investments	227,096	—	—

Totals by level	$734,201	$7,058,861	$172

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund 27

Statement of assets and liabilities 10/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $7,090,707)	$7,566,138
Affiliated issuers (identified cost $227,096) (Notes 1 and 5)	227,096

Cash	5,067

Foreign currency (cost $44,445) (Note 1)	44,513

Dividends, interest and other receivables	657

Receivable for shares of the fund sold	19,161

Receivable for investments sold	73,155

Receivable from Manager (Note 2)	10,994

Total assets	7,946,781

LIABILITIES

Payable for shares of the fund repurchased	33,844

Payable for investor servicing fees (Note 2)	2,498

Payable for custodian fees (Note 2)	16,595

Payable for Trustee compensation and expenses (Note 2)	429

Payable for administrative services (Note 2)	15

Payable for distribution fees (Note 2)	1,898

Payable for reports to shareholders	7,659

Payable for auditing and tax fee	27,429

Other accrued expenses	5,313

Total liabilities	95,680

Net assets	$7,851,101

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,788,944

Undistributed net investment income (Note 1)	26,909

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,435,352)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	470,600

Total — Representing net assets applicable to capital shares outstanding	$7,851,101

(Continued on next page)

28 Asia Pacific Equity Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,567,944 divided by 703,426 shares)	$9.34

Offering price per class A share (100/94.25 of $9.34)*	$9.91

Net asset value and offering price per class B share ($239,135 divided by 25,971 shares)**	$9.21

Net asset value and offering price per class C share ($292,577 divided by 31,876 shares)**	$9.18

Net asset value and redemption price per class M share ($32,532 divided by 3,507 shares)	$9.28

Offering price per class M share (100/96.50 of $9.28)*	$9.62

Net asset value, offering price and redemption price per class R share
($73,356 divided by 7,895 shares)	$9.29

Net asset value, offering price and redemption price per class Y share
($645,557 divided by 69,011 shares)	$9.35

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund 29

Statement of operations Six months ended 10/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $11,533)	$105,715

Interest (including interest income of $307 from investments in affiliated issuers) (Note 5)	307

Total investment income	106,022

EXPENSES

Compensation of Manager (Note 2)	31,211

Investor servicing fees (Note 2)	10,937

Custodian fees (Note 2)	15,945

Trustee compensation and expenses (Note 2)	299

Administrative services (Note 2)	87

Distribution fees (Note 2)	10,610

Reports to shareholders	7,931

Auditing and tax fee	21,994

Other	736

Fees waived and reimbursed by Manager (Note 2)	(39,488)

Total expenses	60,262

Expense reduction (Note 2)	(11)

Net expenses	60,251

Net investment income	45,771

Net realized loss on investments (net of foreign tax of $8,216) (Notes 1 and 3)	(625,983)

Net realized loss on foreign currency transactions (Note 1)	(3,541)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(29)

Net unrealized appreciation of investments during the period	568,965

Net loss on investments	(60,588)

Net decrease in net assets resulting from operations	$(14,817)

The accompanying notes are an integral part of these financial statements.

30 Asia Pacific Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/12*	Year ended 4/30/12

Operations:
Net investment income	$45,771	$32,468

Net realized loss on investments
and foreign currency transactions	(629,524)	(241,167)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	568,936	(1,534,836)

Net decrease in net assets resulting from operations	(14,817)	(1,743,535)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(15,598)

Class R	—	(108)

Class Y	—	(2,002)

Net realized short-term gain on investments

Class A	—	(278,792)

Class B	—	(6,870)

Class C	—	(11,508)

Class M	—	(1,645)

Class R	—	(2,923)

Class Y	—	(20,671)

From return of capital
Class A	—	(22,612)

Class B	—	(279)

Class C	—	(468)

Class M	—	(67)

Class R	—	(197)

Class Y	—	(2,288)

From net realized long-term gain on investments
Class A	—	(568,107)

Class B	—	(13,999)

Class C	—	(23,450)

Class M	—	(3,352)

Class R	—	(5,956)

Class Y	—	(42,122)

Redemption fees (Note 1)	195	956

Increase (decrease) from capital share transactions (Note 4)	104,359	(73,451)

Total increase (decrease) in net assets	89,737	(2,839,044)

NET ASSETS

Beginning of period	7,761,364	10,600,408

End of period (including undistributed net investment
income of $26,909 and distributions in excess of net
investment income of $18,862, respectively)	$7,851,101	$7,761,364

*Unaudited

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund 31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
October 31, 2012**	$9.36	.06	(.08)	(.02)	—	—	—	—	— [e]	$9.34	(.21)*	$6,568	.80*	.64*	56*
April 30, 2012	13.00	.04	(2.34)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.36	(16.04)	6,556	1.63	.43	130
April 30, 2011	11.69	.08	1.89	1.97	(.12)	(.55)	—	(.67)	.01	13.00	17.20	9,247	1.72	.65	87
April 30, 2010†	10.00	.02	2.12	2.14	(.11)	(.34)	—	(.45)	— [e]	11.69	21.62*	6,899	1.60*	.20*	106*

Class B
October 31, 2012**	$9.27	.02	(.08)	(.06)	—	—	—	—	— [e]	$9.21	(.65)*	$239	1.18*	.25*	56*
April 30, 2012	12.91	(.04)	(2.29)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	9.27	(16.53)	204	2.38	(.35)	130
April 30, 2011	11.64	(.01)	1.87	1.86	(.05)	(.55)	—	(.60)	.01	12.91	16.26	223	2.47	(.09)	87
April 30, 2010†	10.00	(.05)	2.11	2.06	(.08)	(.34)	—	(.42)	— [e]	11.64	20.79*	165	2.27*	(.48)*	106*

Class C
October 31, 2012**	$9.24	.02	(.08)	(.06)	—	—	—	—	— [e]	$9.18	(.65)*	$293	1.18*	.24*	56*
April 30, 2012	12.88	(.05)	(2.28)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	9.24	(16.57)	294	2.38	(.45)	130
April 30, 2011	11.63	(.01)	1.87	1.86	(.07)	(.55)	—	(.62)	.01	12.88	16.32	277	2.47	(.06)	87
April 30, 2010†	10.00	(.06)	2.11	2.05	(.08)	(.34)	—	(.42)	— [e]	11.63	20.77*	77	2.27*	(.53)*	106*

Class M
October 31, 2012**	$9.33	.03	(.08)	(.05)	—	—	—	—	— [e]	$9.28	(.54)*	$33	1.05*	.35*	56*
April 30, 2012	12.96	(.01)	(2.31)	(2.32)	—	(1.29)	(.02)	(1.31)	— [e]	9.33	(16.38)	34	2.13	(.08)	130
April 30, 2011	11.66	.02	1.88	1.90	(.06)	(.55)	—	(.61)	.01	12.96	16.60	48	2.22	.20	87
April 30, 2010†	10.00	(.03)	2.12	2.09	(.09)	(.34)	—	(.43)	— [e]	11.66	21.10*	21	2.04*	(.28)*	106*

Class R
October 31, 2012**	$9.33	.04	(.08)	(.04)	—	—	—	—	— [e]	$9.29	(.43)*	$73	.92*	.48*	56*
April 30, 2012	12.97	.01	(2.31)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.33	(16.19)	71	1.88	.10	130
April 30, 2011	11.69	.05	1.88	1.93	(.11)	(.55)	—	(.66)	.01	12.97	16.90	64	1.97	.43	87
April 30, 2010†	10.00	(.01)	2.12	2.11	(.08)	(.34)	—	(.42)	— [e]	11.69	21.38*	15	1.82*	(.11)*	106*

Class Y
October 31, 2012**	$9.37	.07	(.09)	(.02)	—	—	—	—	— [e]	$9.35	(.21)*	$646	.67*	.75*	56*
April 30, 2012	13.02	.07	(2.34)	(2.27)	(.04)	(1.29)	(.05)	(1.38)	— [e]	9.37	(15.80)	602	1.38	.66	130
April 30, 2011	11.70	.12	1.89	2.01	(.15)	(.55)	—	(.70)	.01	13.02	17.53	740	1.47	.95	87
April 30, 2010†	10.00	.05	2.11	2.16	(.12)	(.34)	—	(.46)	— [e]	11.70	21.86*	384	1.38*	.42*	106*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Asia Pacific Equity Fund	Asia Pacific Equity Fund 33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended April 30, 2012, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2012	0.53%

April 30, 2012	1.16

April 30, 2011	1.81

April 30, 2010	2.36

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Asia Pacific Equity Fund

Notes to financial statements 10/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through October 31, 2012.

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective January 2, 2013, any purchases made will not be subject to a redemption fee.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Asia Pacific Equity Fund 35

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade

36 Asia Pacific Equity Fund

settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $790,345 of certain losses recognized during the period from November 1, 2011 to April 30, 2012 to its fiscal year ending April 30, 2013.

The aggregate identified cost on a tax basis is $7,352,148, resulting in gross unrealized appreciation and depreciation of $817,494 and $376,408, respectively, or net unrealized appreciation of $441,086.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

Asia Pacific Equity Fund 37

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective July 1, 2011, the fund’s benchmark index is the MSCI All Country Asia ex Japan Index (ND). Before July 1, 2011, the fund’s benchmark index was the MSCI All Country Asia Pacific Index (ND). Because the performance adjustment is based on a rolling thirty-six month performance period (or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed), there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (MSCI All Country Asia Pacific Index (ND)) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI All Country Asia ex Japan Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.472% of the fund’s average net assets before a decrease of $3,729 (0.05% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $39,488 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

38 Asia Pacific Equity Fund

Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$9,169	Class R	107

Class B	334	Class Y	880

Class C	404	Total	$10,937

Class M	43

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $11 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$7,804	Class M	111

Class B	1,136	Class R	183

Class C	1,376	Total	$10,610

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,908 and $19 from the sale of class A and class M shares, respectively, and received $127 and $1 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,465,957 and $3,935,880, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Asia Pacific Equity Fund 39

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/12		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	42,621	$377,600	89,623	$929,191

Shares issued in connection with
reinvestment of distributions	—	—	37,129	301,855

	42,621	377,600	126,752	1,231,046

Shares repurchased	(39,596)	(350,930)	(137,744)	(1,497,646)

Net increase (decrease)	3,025	$26,670	(10,992)	$(266,600)

	Six months ended 10/31/12		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	5,658	$50,980	8,701	$81,849

Shares issued in connection with
reinvestment of distributions	—	—	2,540	20,474

	5,658	50,980	11,241	102,323

Shares repurchased	(1,690)	(14,741)	(6,505)	(63,194)

Net increase	3,968	$36,239	4,736	$39,129

	Six months ended 10/31/12		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	4,139	$35,619	13,312	$133,189

Shares issued in connection with
reinvestment of distributions	—	—	3,267	26,266

	4,139	35,619	16,579	159,455

Shares repurchased	(4,124)	(36,836)	(6,208)	(63,012)

Net increase (decrease)	15	$(1,217)	10,371	$96,443

	Six months ended 10/31/12		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	412	$3,645	1,233	$11,877

Shares issued in connection with
reinvestment of distributions	—	—	624	5,064

	412	3,645	1,857	16,941

Shares repurchased	(555)	(4,844)	(1,941)	(18,019)

Net decrease	(143)	$(1,199)	(84)	$(1,078)

	Six months ended 10/31/12		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	1,613	$14,139	4,352	$44,449

Shares issued in connection with
reinvestment of distributions	—	—	1,114	9,022

	1,613	14,139	5,466	53,471

Shares repurchased	(1,309)	(12,082)	(2,846)	(26,365)

Net increase	304	$2,057	2,620	$27,106

40 Asia Pacific Equity Fund

	Six months ended 10/31/12		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	14,634	$132,080	24,940	$249,377

Shares issued in connection with
reinvestment of distributions	—	—	8,262	67,083

	14,634	132,080	33,202	316,460

Shares repurchased	(9,895)	(90,271)	(25,799)	(284,911)

Net increase	4,739	$41,809	7,403	$31,549

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class A	410,659	58.4%	$3,835,555

Note 5: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value				Market value
	at beginning				at end of
	of reporting			Investment	reporting
Affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$773,739	$1,132,629	$1,679,272	$307	$227,096

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Asia Pacific Equity Fund 41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42 Asia Pacific Equity Fund

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Asia Pacific Equity Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Asia Pacific Equity Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA108
278028 12/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	May 1, 2012 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Semiannual report
10 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities across a wide range of stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Sometimes they are in small, fast-growing companies. Sometimes they are in older, large companies whose stocks are undervalued.

Of course, it is impossible to predict which type of company will lead the market at any given time. That is why, for investors looking to capture gains with less volatility, a time-tested strategy is to target the widest possible range of stocks. This is the approach of Putnam Multi-Cap Core Fund, which has the flexibility to invest in growth and value stocks of small, midsize, and large companies.

The fund’s manager is an experienced stock investor who can seek opportunities across the entire universe of publicly traded U.S. companies. He can invest in growth stocks, which offer above-average growth potential, as well as value stocks, which are attractively priced in relation to the company’s earnings and growth potential.

The manager’s “go anywhere” approach is backed by a disciplined investment process and a strong research team. Putnam’s in-house research organization is made up of dedicated stock analysts who strive to out-gather and out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking information that hasn’t already factored into stock prices.

While the behavior of the stock market can be unpredictable, a flexible, but disciplined investment approach may be the best way to seek opportunities.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

2	Multi-Cap Core Fund	Multi-Cap Core Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Multi-Cap Core Fund

Interview with your fund’s portfolio manager

Jerry, how did stocks fare during the six months ended October 31, 2012?

While this period generally represented a time of recovery for stocks, the market delivered only a slim gain, primarily due to a steep decline in May and another setback in October. In May, the first month of the semiannual period, major stock market indexes had their worst month in over two years, wiping out most of the gains they had built up since the start of 2012. Investor sentiment dampened and worries reemerged about global economic issues, particularly the European sovereign debt crisis and China’s slowing economy.

During the next four months, however, stocks embarked on an impressive rebound, with a summer rally that propelled U.S. stocks and surprised many skeptical investors. Despite the fact that macroeconomic issues remained unresolved, investors seemed willing to look past them and take on more investment risk. We moved into a “risk-on” environment, where cyclical stocks — whose performance is tied to the overall economy — posted nice gains. Despite the rally, stock returns were only marginally positive for the six-month period. The fund outperformed the average return for funds in its Lipper peer group but lagged its benchmark, the Russell 3000 Index.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Multi-Cap Core Fund	5

Which sectors performed well for the fund during this time?

Although I don’t manage the fund from a sector allocation perspective, stocks in the financials and information technology sectors served the fund well during the period, while consumer staples and basic materials holdings detracted from results relative to the benchmark.

Within the fund’s portfolio, what were some holdings that helped fund performance for the period?

In the financials sector, a highlight was Home Loan Servicing Solutions, a mortgage servicing company. Shortly after its initial public offering in February 2012, I added this stock to the portfolio, and it quickly delivered impressive performance. It appealed to investors partly for its potential to pay an attractive dividend, which has become important in today’s environment of low interest rates and stagnant economic growth. By the close of the period, I had sold this stock, as it reached my price target. Although the stock was in the portfolio for a relatively brief period, it was among the top contributors to the fund’s return for the semiannual period.

Another successful story from the financials sector was Och-Ziff Capital Management Group, which provides asset management services to institutions. The stock offered a very attractive price, in my view, when I added it to the portfolio earlier this year, and it was among the top performers for the period overall. As consumer confidence and sentiment began to improve over the past six months, the stock of Discover Financial Services benefited. I believe the company, which offers Discover-branded credit cards and other banking products and services, is well managed, and its stock remains attractively priced, in my view.

Beyond the financials sector, the stock of FleetMatics Group is worth noting. This is a software-as-a-service company,

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Multi-Cap Core Fund

which means it provides Internet, or “cloud-based,” software to clients. FleetMatics offers software that helps trucking companies track and manage their vehicle fleets, enabling them to monitor vehicle locations, fuel usage, speed, mileage, and other factors so they can better manage their businesses.

By the close of the period, I had sold Och-Ziff and FleetMatics from the fund’s portfolio.

Which holdings detracted from performance?

Advanced Micro Devices, a global semiconductor company, was the top detractor from performance for the period. The company specializes in chips for personal computers — an industry that is weakening considerably due to competition from mobile devices. In addition, the company stumbled in bringing a new chip to market in a timely fashion. I sold the stock from the portfolio as my view of the company’s prospects changed.

A number of stocks in the consumer sector dampened performance for the period. Avon Products, a marketer of beauty products, has struggled with sharply declining profit margins in both U.S. and international markets. The company recently appointed a new CEO and is working to cut costs and increase revenues. The stock remained in the portfolio at period-end.

The Chefs’ Warehouse, a distributor of specialty food products, was also a disappointment. Investors reacted negatively to the company’s disappointing earnings announcement, which came within a year of its initial public offering. Despite its recent weak performance, I continued to hold this

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/12. Short-term holdings are excluded. Holdings will vary over time.

Multi-Cap Core Fund	7

stock in the portfolio. I believe The Chefs’ Warehouse offers attractive growth potential and expertise in a niche market that has room to expand to cities nationwide. The company recently reported a turnaround in its earnings, due in part to several acquisitions. The stock of Best Buy, a retailer of consumer electronics, was a detractor from fund performance. The company has struggled due to investor concerns about management turmoil and competition from online retailers.

As the fund enters a new fiscal year, what is your outlook?

In my view, there are signs that more earnings disappointments may be on the horizon, but I believe investors are prepared for this. In fact, expectations were low coming into the third quarter, but I believe the market acknowledged that even if earnings were weak, valuations still weren’t stretched.

Also worth noting is the fact that companies have record amounts of cash on their balance sheets, yet it appears that most have not put this cash to use in any meaningful way — such as stock buybacks, acquisitions, or development of new products. To me, this indicates a lack of confidence from businesses. The ongoing conservatism on the part of company managements has been surprising. It appears to me that businesses aren’t taking risks, but I believe stocks will benefit if companies begin spending some of this cash.

It won’t surprise me if we see meaningful pullback in the stock market in the coming months, as investors refocus on issues such as the looming fiscal cliff. While the outcome is still undetermined, investors know that the combination of tax increases and federal budget cuts is not a stimulative measure, and could have a detrimental impact on the economy.

Despite the potential headwinds, I continue to believe the U.S. equity market offers opportunities for research-focused investors.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8	Multi-Cap Core Fund

I believe corporate America is healthy and investors are capable of looking beyond the macroeconomic worries to see that business fundamentals are strong, valuations are reasonable, and stocks across an array of sectors offer solid long-term growth prospects.

Thanks, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

Multi-Cap Core Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	34.98%	27.22%	32.90%	29.90%	32.94%	32.94%	33.65%	29.01%	34.35%	35.71%
Annual average	15.34	12.13	14.49	13.25	14.50	14.50	14.80	12.88	15.08	15.63

1 year	15.60	8.96	14.78	9.78	14.74	13.74	15.07	11.09	15.32	15.86

6 months	1.46	–4.34	1.14	–3.86	1.14	0.14	1.30	–2.27	1.38	1.62

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10	Multi-Cap Core Fund

Comparative index returns For periods ended 10/31/12

		Lipper Multi-Cap Core Funds
	Russell 3000 Index	category average*

Life of fund	28.20%	21.51%
Annual average	12.54	9.66

1 year	14.75	11.14

6 months	1.78	0.35

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/12, there were 804, 784, and 714 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/12	$12.37	$13.12	$12.26	$12.27	$12.32	$12.77	$12.36	$12.38

10/31/12	12.55	13.32	12.40	12.41	12.48	12.93	12.53	12.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	35.20%	27.43%	33.12%	30.12%	33.16%	33.16%	33.86%	29.21%	34.56%	35.92%
Annual average	16.14	12.78	15.25	13.95	15.26	15.26	15.56	13.55	15.86	16.44

1 year	30.57	23.07	29.53	24.53	29.46	28.46	29.92	25.34	30.28	30.95

6 months	0.24	–5.56	–0.16	–5.15	–0.16	–1.16	0.08	–3.40	0.16	0.40

Multi-Cap Core Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/12*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Total annual operating expenses
for the fiscal year ended 4/30/12	2.82%	3.57%	3.57%	3.32%	3.07%	2.57%

Annualized expense ratio
for the six-month period
ended 10/31/12	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012, to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.65	$10.44	$10.44	$9.18	$7.92	$5.39

Ending value (after expenses)	$1,014.60	$1,011.40	$1,011.40	$1,013.00	$1,013.80	$1,016.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Multi-Cap Core Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.67	$10.46	$10.46	$9.20	$7.93	$5.40

Ending value (after expenses)	$1,018.60	$1,014.82	$1,014.82	$1,016.08	$1,017.34	$1,019.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Multi-Cap Core Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Core Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

16	Multi-Cap Core Fund

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees,

Multi-Cap Core Fund	17

distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

18	Multi-Cap Core Fund

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the 1st quartile of its Lipper Inc. peer group (Lipper Multi-Cap Core Funds) for the one-year period ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over this one-year period, there were 777 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential

Multi-Cap Core Fund	19

benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20	Multi-Cap Core Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Core Fund	21

The fund’s portfolio 10/31/12 (Unaudited)

COMMON STOCKS (97.5%)*	Shares	Value

Aerospace and defense (3.6%)
Esterline Technologies Corp. †	533	$30,802

General Dynamics Corp.	421	28,662

Honeywell International, Inc.	1,340	82,062

L-3 Communications Holdings, Inc.	870	64,206

Northrop Grumman Corp.	652	44,786

Raytheon Co.	404	22,850

Textron, Inc.	1,096	27,630

United Technologies Corp.	455	35,563

		336,561
Air freight and logistics (0.5%)
FedEx Corp.	540	49,675

		49,675
Airlines (0.8%)
Delta Air Lines, Inc. †	1,497	14,416

Southwest Airlines Co.	3,695	32,590

Spirit Airlines, Inc. †	1,512	26,536

		73,542
Auto components (0.2%)
Autoliv, Inc. (Sweden)	405	23,328

		23,328
Automobiles (0.3%)
Ford Motor Co.	2,529	28,224

		28,224
Beverages (1.4%)
Coca-Cola Co. (The)	904	33,611

Coca-Cola Enterprises, Inc.	2,317	72,846

PepsiCo, Inc.	405	28,042

		134,499
Biotechnology (1.6%)
Amgen, Inc.	863	74,688

Gilead Sciences, Inc. †	692	46,475

United Therapeutics Corp. †	595	27,174

		148,337
Building products (0.4%)
Fortune Brands Home & Security, Inc. †	799	22,724

Masco Corp.	1,160	17,504

		40,228
Capital markets (3.0%)
Ameriprise Financial, Inc.	417	24,340

Apollo Global Management, LLC. Class A	1,838	27,919

Bank of New York Mellon Corp. (The)	2,558	63,208

Goldman Sachs Group, Inc. (The)	393	48,099

Morgan Stanley	2,153	37,419

State Street Corp.	807	35,968

SWS Group, Inc. †	5,222	29,713

WisdomTree Investments, Inc. †	2,091	13,403

		280,069

22	Multi-Cap Core Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value

Chemicals (3.0%)
Celanese Corp. Ser. A	853	$32,405

CF Industries Holdings, Inc.	124	25,444

Dow Chemical Co. (The)	1,833	53,707

Eastman Chemical Co.	498	29,502

Huntsman Corp.	1,393	20,951

LyondellBasell Industries NV Class A (Netherlands)	438	23,385

Monsanto Co.	547	47,080

Tronox, Ltd. Class A	740	15,089

W.R. Grace & Co. †	493	31,631

		279,194
Commercial banks (3.0%)
Capital Bank Financial Corp. Class A †	1,739	30,485

National Bank Holdings Corp. Class A †	499	9,481

PNC Financial Services Group, Inc.	958	55,746

Regions Financial Corp.	4,725	30,807

SunTrust Banks, Inc.	738	20,074

U.S. Bancorp	2,206	73,261

Wells Fargo & Co.	1,848	62,259

		282,113
Commercial services and supplies (1.1%)
ADT Corp. (The) †	729	30,261

G&K Services, Inc. Class A	600	19,350

Tyco International, Ltd.	1,958	52,611

		102,222
Communications equipment (1.8%)
Cisco Systems, Inc.	4,286	73,462

Polycom, Inc. †	2,048	20,521

Qualcomm, Inc.	1,361	79,721

		173,704
Computers and peripherals (3.7%)
Apple, Inc.	385	229,114

EMC Corp. †	2,713	66,251

Hewlett-Packard Co.	1,410	19,529

SanDisk Corp. †	784	32,740

		347,634
Construction and engineering (0.3%)
Fluor Corp.	424	23,680

		23,680
Consumer finance (1.2%)
Capital One Financial Corp.	768	46,211

Discover Financial Services	1,536	62,976

		109,187
Containers and packaging (0.5%)
Bemis Co., Inc.	567	18,739

Berry Plastics Group, Inc. †	2,256	31,968

		50,707
Diversified financial services (3.4%)
Bank of America Corp.	5,766	53,739

Citigroup, Inc.	1,682	62,890

JPMorgan Chase & Co.	4,244	176,890

Nasdaq OMX Group, Inc. (The)	1,088	25,905

		319,424

Multi-Cap Core Fund	23

COMMON STOCKS (97.5%)* cont.	Shares	Value

Diversified telecommunication services (1.4%)
AT&T, Inc.	943	$32,618

Iridium Communications, Inc. †	3,460	25,569

Verizon Communications, Inc.	1,616	72,138

		130,325
Electric utilities (1.0%)
Edison International	800	37,552

Entergy Corp.	830	60,241

		97,793
Electrical equipment (0.3%)
Thermon Group Holdings, Inc. †	976	24,244

		24,244
Energy equipment and services (1.8%)
Cameron International Corp. †	611	30,941

Halliburton Co.	641	20,693

Nabors Industries, Ltd. †	3,245	43,775

Schlumberger, Ltd.	1,001	69,600

Seadrill Partners, LLC (Units) (United Kingdom) †	326	7,840

		172,849
Food and staples retail (2.9%)
Chefs’ Warehouse, Inc. (The) †	845	13,047

Costco Wholesale Corp.	290	28,545

CVS Caremark Corp.	1,399	64,914

Kroger Co. (The)	2,715	68,472

Safeway, Inc.	863	14,076

Wal-Mart Stores, Inc.	833	62,492

Walgreen Co.	552	19,447

		270,993
Food products (0.9%)
Amira Nature Foods, Ltd. (United Arab Emirates) †	3,908	31,459

Mead Johnson Nutrition Co.	312	19,238

Post Holdings, Inc. †	962	30,351

		81,048
Health-care equipment and supplies (2.6%)
Baxter International, Inc.	1,235	77,348

Becton, Dickinson and Co.	304	23,007

Covidien PLC	1,069	58,742

Medtronic, Inc.	867	36,050

Stryker Corp.	410	21,566

Zimmer Holdings, Inc.	447	28,702

		245,415
Health-care providers and services (2.6%)
Aetna, Inc.	2,147	93,824

AmerisourceBergen Corp.	682	26,898

HCA Holdings, Inc.	1,305	37,075

McKesson Corp.	272	25,380

UnitedHealth Group, Inc.	1,037	58,072

		241,249
Hotels, restaurants, and leisure (1.7%)
Ignite Restaurant Group, Inc. †	3,761	43,101

Marriott Vacations Worldwide Corp. †	587	23,093

McDonald’s Corp.	320	27,776

24	Multi-Cap Core Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
Red Robin Gourmet Burgers, Inc. †	1,479	$49,399

Wyndham Worldwide Corp.	400	20,160

		163,529
Household durables (0.5%)
Garmin, Ltd.	551	20,932

Jarden Corp.	445	22,161

		43,093
Household products (1.1%)
Colgate-Palmolive Co.	356	37,366

Energizer Holdings, Inc.	524	38,236

Procter & Gamble Co. (The)	476	32,958

		108,560
Independent power producers and energy traders (0.6%)
AES Corp. (The) †	2,471	25,822

Calpine Corp. †	1,713	30,149

		55,971
Industrial conglomerates (0.9%)
General Electric Co.	4,252	89,547

		89,547
Insurance (3.7%)
ACE, Ltd.	440	34,606

Allstate Corp. (The)	854	34,143

American International Group, Inc. †	1,400	48,902

Hartford Financial Services Group, Inc. (The)	1,519	32,977

MetLife, Inc.	2,848	101,076

Prudential Financial, Inc.	1,133	64,638

Travelers Cos., Inc. (The)	528	37,456

		353,798
Internet and catalog retail (0.9%)
Amazon.com, Inc. †	88	20,488

HSN, Inc.	719	37,402

Priceline.com, Inc. †	53	30,410

		88,300
Internet software and services (2.6%)
Brightcove, Inc. †	2,658	33,544

eBay, Inc. †	935	45,151

ExactTarget, Inc. †	2,170	50,604

Google, Inc. Class A †	168	114,201

		243,500
IT Services (3.7%)
Accenture PLC Class A	673	45,367

Alliance Data Systems Corp. †	455	65,088

Computer Sciences Corp.	1,217	37,058

Fidelity National Information Services, Inc.	1,039	34,152

IBM Corp.	396	77,034

Total Systems Services, Inc.	2,471	55,573

Unisys Corp. †	403	6,871

Visa, Inc. Class A	202	28,030

		349,173
Leisure equipment and products (0.4%)
LeapFrog Enterprises, Inc. †	4,544	40,169

		40,169

Multi-Cap Core Fund	25

COMMON STOCKS (97.5%)* cont.	Shares	Value

Life sciences tools and services (0.6%)
Illumina, Inc. †	660	$31,357

PerkinElmer, Inc.	683	21,125

		52,482
Machinery (2.7%)
Caterpillar, Inc.	527	44,695

CNH Global NV (Netherlands) †	356	15,949

Flowserve Corp.	142	19,240

Illinois Tool Works, Inc.	474	29,070

Ingersoll-Rand PLC	531	24,973

Navistar International Corp. †	1,189	22,294

Parker Hannifin Corp.	670	52,702

Timken Co.	601	23,733

Wabtec Corp.	270	22,113

		254,769
Marine (0.3%)
Kirby Corp. †	563	32,361

		32,361
Media (4.5%)
Comcast Corp. Class A	2,681	100,564

DIRECTV †	534	27,293

DISH Network Corp. Class A	1,348	48,029

Gannett Co., Inc.	2,380	40,222

Interpublic Group of Companies, Inc. (The)	2,507	25,321

Omnicom Group, Inc.	611	29,273

Time Warner Cable, Inc.	376	37,265

Time Warner, Inc.	635	27,591

Walt Disney Co. (The)	1,828	89,700

		425,258
Metals and mining (1.1%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	952	37,014

Teck Resources, Ltd. Class B (Canada)	1,038	33,091

Walter Energy, Inc.	948	33,142

		103,247
Multi-utilities (1.5%)
Ameren Corp.	1,839	60,466

CenterPoint Energy, Inc.	1,967	42,625

DTE Energy Co.	576	35,770

		138,861
Multiline retail (1.2%)
J.C. Penney Co., Inc.	785	18,848

Macy’s, Inc.	1,244	47,359

Target Corp.	771	49,151

		115,358
Office electronics (0.3%)
Xerox Corp.	4,894	31,517

		31,517
Oil, gas, and consumable fuels (9.1%)
Alpha Natural Resources, Inc. †	3,216	27,561

American Midstream Partners LP	2,147	41,072

Apache Corp.	308	25,487

Cairn Energy PLC (United Kingdom)	4,634	20,996

26	Multi-Cap Core Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Chevron Corp.	1,060	$116,823

Denbury Resources, Inc. †	1,190	18,243

Exxon Mobil Corp.	1,816	165,565

Kodiak Oil & Gas Corp. †	2,000	18,480

Lehigh Gas Partners LP †	444	9,253

Linn Co., LLC †	746	29,012

LRR Energy LP	1,983	38,331

Marathon Oil Corp.	1,257	37,785

Memorial Production Partners LP (Units)	1,530	30,738

Noble Energy, Inc.	227	21,567

Occidental Petroleum Corp.	400	31,584

Oiltanking Partners LP (Units)	470	16,469

Royal Dutch Shell PLC ADR (United Kingdom)	795	54,442

SandRidge Permiam Trust	1,211	23,191

Summit Midstream Partners LP (units) †	4,081	82,436

Suncor Energy, Inc. (Canada)	977	32,847

Valero Energy Corp.	623	18,129

		860,011
Paper and forest products (0.2%)
International Paper Co.	595	21,319

		21,319
Personal products (0.4%)
Avon Products, Inc.	1,368	21,190

Herbalife, Ltd.	286	14,686

		35,876
Pharmaceuticals (5.6%)
Abbott Laboratories	442	28,960

Allergan, Inc.	368	33,091

Elan Corp. PLC ADR (Ireland) †	2,233	24,116

Eli Lilly & Co.	912	44,351

Johnson & Johnson	1,071	75,848

Medicines Co. (The) †	1,015	22,249

Merck & Co., Inc.	2,636	120,281

Pfizer, Inc.	6,202	154,244

ViroPharma, Inc. †	865	21,841

		524,981
Professional services (0.2%)
Equifax, Inc.	449	22,468

		22,468
Real estate investment trusts (REITs) (0.6%)
American Campus Communities, Inc.	693	31,400

Weyerhaeuser Co.	1,066	29,518

		60,918
Road and rail (0.6%)
Canadian National Railway Co. (Canada)	353	30,492

Union Pacific Corp.	243	29,896

		60,388
Semiconductors and semiconductor equipment (1.0%)
Applied Materials, Inc.	1,959	20,765

Intel Corp.	1,694	36,633

Multi-Cap Core Fund	27

COMMON STOCKS (97.5%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
NXP Semiconductor NV (Netherlands) †	795	$19,287

Texas Instruments, Inc.	756	21,236

		97,921
Software (3.7%)
CA, Inc.	690	15,539

Microsoft Corp.	6,322	180,398

Oracle Corp.	3,455	107,278

Symantec Corp. †	1,047	19,045

Tangoe, Inc. †	2,167	27,998

		350,258
Specialty retail (2.0%)
Best Buy Co., Inc.	1,644	25,005

Foot Locker, Inc.	1,100	36,850

Home Depot, Inc. (The)	636	39,038

Lowe’s Cos., Inc.	1,012	32,769

PetSmart, Inc.	351	23,303

TJX Cos., Inc. (The)	714	29,724

		186,689
Textiles, apparel, and luxury goods (0.5%)
Coach, Inc.	869	48,707

		48,707
Tobacco (1.6%)
Lorillard, Inc.	292	33,875

Philip Morris International, Inc.	1,313	116,279

		150,154
Trading companies and distributors (0.1%)
Air Lease Corp. †	699	14,553

		14,553
Wireless telecommunication services (0.3%)
MetroPCS Communications, Inc. †	1,629	16,632

Sprint Nextel Corp. †	2,498	13,839

		30,471

Total common stocks (cost $8,395,916)		$9,220,451

INVESTMENT COMPANIES (1.4%)*	Shares	Value

Market Vectors Semiconductor ETF †	2,152	$66,906

SPDR S&P Homebuilders ETF	2,362	61,412

Total investment companies (cost $110,301)		$128,318

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Iridium Communications, Inc. cv. pfd. 144A $7.00 notes	296	$30,747

Unisys Corp. Ser. A, 6.25% cv. pfd.	61	3,279

Total convertible preferred stocks (cost $35,700)		$34,026

SHORT-TERM INVESTMENTS (1.0%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.16% L	98,228	$98,228

Total short-term investments (cost $98,228)		$98,228

TOTAL INVESTMENTS

Total investments (cost $8,640,145)		$9,481,023

28	Multi-Cap Core Fund

Key to holdings abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $9,457,618.

† Non-income-producing security.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$1,162,655	$—	$—

Consumer staples	781,130	—	—

Energy	1,011,864	20,996	—

Financials	1,405,509	—	—

Health care	1,212,464	—	—

Industrials	1,124,238	—	—

Information technology	1,593,707	—	—

Materials	454,467	—	—

Telecommunication services	160,796	—	—

Utilities	292,625	—	—

Total common stocks	9,199,455	20,996	—

Convertible preferred stocks	—	34,026	—

Investment companies	128,318	—	—

Short-term investments	98,228	—	—

Totals by level	$9,426,001	$55,022	$—

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund	29

Statement of assets and liabilities 10/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,541,917)	$9,382,795
Affiliated issuers (identified cost $98,228) (Notes 1 and 5)	98,228

Dividends, interest and other receivables	11,682

Receivable for shares of the fund sold	5,554

Receivable for investments sold	29,024

Total assets	9,527,283

LIABILITIES

Payable for investments purchased	20,643

Payable for shares of the fund repurchased	8,200

Payable for compensation of Manager (Note 2)	656

Payable for investor servicing fees (Note 2)	2,299

Payable for custodian fees (Note 2)	6,188

Payable for Trustee compensation and expenses (Note 2)	233

Payable for administrative services (Note 2)	19

Payable for distribution fees (Note 2)	1,984

Payable for auditing fees	21,536

Payable for reports to shareholders	6,867

Other accrued expenses	1,040

Total liabilities	69,665

Net assets	$9,457,618

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,181,359

Undistributed net investment income (Note 1)	69,740

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	365,641

Net unrealized appreciation of investments and assets and liabilities	840,878

Total — Representing net assets applicable to capital shares outstanding	$9,457,618

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,120,390 divided by 487,554 shares)	$12.55

Offering price per class A share (100/94.25 of $12.55)*	$13.32

Net asset value and offering price per class B share ($190,861 divided by 15,393 shares)**	$12.40

Net asset value and offering price per class C share ($500,746 divided by 40,349 shares)**	$12.41

Net asset value and redemption price per class M share ($42,076 divided by 3,372 shares)	$12.48

Offering price per class M share (100/96.50 of $12.48)*	$12.93

Net asset value, offering price and redemption price per class R share
($13,434 divided by 1,072 shares)	$12.53

Net asset value, offering price and redemption price per class Y share
($2,590,111 divided by 205,857 shares)	$12.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30	Multi-Cap Core Fund

Statement of operations Six months ended 10/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $751)	$94,852

Interest (including interest income of $103 from investments in affiliated issuers) (Note 5)	192

Total investment income	95,044

EXPENSES

Compensation of Manager (Note 2)	25,205

Investor servicing fees (Note 2)	13,393

Custodian fees (Note 2)	6,244

Trustee compensation and expenses (Note 2)	346

Administrative services (Note 2)	105

Distribution fees (Note 2)	10,978

Reports to shareholders	7,823

Auditing	15,774

Other	1,600

Fees waived and reimbursed by Manager (Note 2)	(22,942)

Total expenses	58,526

Expense reduction (Note 2)	(317)

Net expenses	58,209

Net investment income	36,835

Net realized gain on investments (Notes 1 and 3)	198,999

Net realized loss on foreign currency transactions (Note 1)	(93)

Net unrealized depreciation of investments during the period	(48,075)

Net gain on investments	150,831

Net increase in net assets resulting from operations	$187,666

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund	31

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/12*	Year ended 4/30/12

Operations:
Net investment income	$36,835	$58,298

Net realized gain on investments
and foreign currency transactions	198,906	163,097

Net unrealized depreciation of investments	(48,075)	(12,051)

Net increase in net assets resulting from operations	187,666	209,344

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(16,333)

Class B	—	(28)

Class C	—	—

Class M	—	—

Class R	—	(10)

Class Y	—	(8,720)

Net realized short-term gain on investments

Class A	—	(240,906)

Class B	—	(5,550)

Class C	—	(16,097)

Class M	—	(1,450)

Class R	—	(600)

Class Y	—	(74,560)

Redemption fees (Note 1)	—**	2

Increase from capital share transactions (Note 4)	1,079,073	886,501

Total increase in net assets	1,266,739	731,593

NET ASSETS

Beginning of period	8,190,879	7,459,286

End of period (including undistributed net investment
income of $69,740 and $32,905, respectively)	$9,457,618	$8,190,879

* Unaudited

** Amount represents less than $1.00.

The accompanying notes are an integral part of these financial statements.

32	Multi-Cap Core Fund

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Multi-Cap Core Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
October 31, 2012 **	$12.37	.05	.13	.18	—	—	—	—	$12.55	1.46 *	$6,120	.67 *	.42 *	67 *
April 30, 2012	12.74	.10	.16	.26	(.04)	(.59)	(.63)	—	12.37	2.67	5,590	1.34	.83	97
April 30, 2011†	10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	—	12.74	29.59 *	5,406	.80 *	.29 *	67 *

Class B
October 31, 2012 **	$12.26	.01	.13	.14	—	—	—	—	$12.40	1.14 *	$191	1.04 *	.04 *	67 *
April 30, 2012	12.69	.01	.15	.16	— [b]	(.59)	(.59)	—	12.26	1.86	189	2.09	.07	97
April 30, 2011†	10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	—	12.69	29.00 *	69	1.25 *	(.19) *	67 *

Class C
October 31, 2012 **	$12.27	— [b]	.14	.14	—	—	—	—	$12.41	1.14 *	$501	1.04 *	.03 *	67 *
April 30, 2012	12.70	.01	.15	.16	—	(.59)	(.59)	—	12.27	1.83	353	2.09	.10	97
April 30, 2011†	10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	—	12.70	29.08 *	274	1.25 *	(.22) *	67 *

Class M
October 31, 2012 **	$12.32	.02	.14	.16	—	—	—	—	$12.48	1.30 *	$42	.92 *	.16 *	67 *
April 30, 2012	12.72	.04	.15	.19	—	(.59)	(.59)	—	12.32	2.07	33	1.84	.34	97
April 30, 2011†	10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	—	12.72	29.25 *	36	1.10 *	(.08) *	67 *

Class R
October 31, 2012 **	$12.36	.04	.13	.17	—	—	—	—	$12.53	1.38 *	$13	.79 *	.29 *	67 *
April 30, 2012	12.73	.07	.16	.23	(.01)	(.59)	(.60)	—	12.36	2.40	13	1.59	.59	97
April 30, 2011†	10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	—	12.73	29.41 *	13	.95 *	.15 *	67 *

Class Y
October 31, 2012 **	$12.38	.07	.13	.20	—	—	—	—	$12.58	1.62 *	$2,590	.54 *	.54 *	67 *
April 30, 2012	12.76	.12	.16	.28	(.07)	(.59)	(.66)	—	12.38	2.85	2,013	1.09	1.07	97
April 30, 2011†	10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	—	12.76	29.85 *	1,662	.65 *	.45 *	67 *

* Not annualized.

** Unaudited.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2012	0.26%

April 30, 2012	1.48

April 30, 2011	2.26

The accompanying notes are an integral part of these financial statements.

34	Multi-Cap Core Fund	Multi-Cap Core Fund	35

Notes to financial statements 10/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through October 31, 2012.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective January 2, 2013, any purchases made will not be subject to a redemption fee.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

36	Multi-Cap Core Fund

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit.

Multi-Cap Core Fund	37

A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $8,638,837, resulting in gross unrealized appreciation and depreciation of $1,151,949 and $309,763, respectively, or net unrealized appreciation of $842,186.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $22,942 as a result of this limit.

38	Multi-Cap Core Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$9,270	Class R	20

Class B	277	Class Y	3,113

Class C	659	Total	$13,393

Class M	54

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $19 under the expense offset arrangements and by $298 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$7,709	Class M	134

Class B	918	Class R	33

Class C	2,184	Total	$10,978

Multi-Cap Core Fund	39

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,712 and no monies from the sale of class A and class M shares, respectively, and received $203 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,021,833 and $5,822,349, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/12		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	106,009	$1,260,766	103,567	$1,235,181

Shares issued in connection with
reinvestment of distributions	—	—	8,790	96,429

	106,009	1,260,766	112,357	1,331,610

Shares repurchased	(70,536)	(872,632)	(84,520)	(1,014,906)

Net increase	35,473	$388,134	27,837	$316,704

	Six months ended 10/31/12		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	1,807	$21,287	11,709	$133,834

Shares issued in connection with
reinvestment of distributions	—	—	511	5,578

	1,807	21,287	12,220	139,412

Shares repurchased	(1,798)	(21,526)	(2,266)	(26,311)

Net increase (decrease)	9	$(239)	9,954	$113,101

	Six months ended 10/31/12		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	13,281	$156,974	9,742	$109,082

Shares issued in connection with
reinvestment of distributions	—	—	1,474	16,097

	13,281	156,974	11,216	125,179

Shares repurchased	(1,700)	(20,162)	(4,046)	(44,566)

Net increase	11,581	$136,812	7,170	$80,613

40	Multi-Cap Core Fund

	Six months ended 10/31/12		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	729	$8,892	158	$1,930

Shares issued in connection with
reinvestment of distributions	—	—	132	1,450

	729	8,892	290	3,380

Shares repurchased	(15)	(180)	(450)	(5,193)

Net increase (decrease)	714	$8,712	(160)	$(1,813)

	Six months ended 10/31/12		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	—	—	55	610

	—	—	55	610

Shares repurchased	—	—	—	—

Net increase	—	$—	55	$610

	Six months ended 10/31/12		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	55,399	$696,510	53,859	$634,981

Shares issued in connection with
reinvestment of distributions	—	—	7,592	83,280

	55,399	696,510	61,451	718,261

Shares repurchased	(12,145)	(150,856)	(29,109)	(340,975)

Net increase	43,254	$545,654	32,342	$377,286

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	252,269	51.74%	$3,165,976

Class M	1,071	31.76	13,366

Class R	1,072	100.00	13,434

Note 5: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value				Market value
	at beginning				at end of
	of reporting			Investment	reporting
Affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$190,872	$684,387	$777,031	$103	$98,228

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Multi-Cap Core Fund	41

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

42	Multi-Cap Core Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Multi-Cap Core Fund	43

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44	Multi-Cap Core Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA115
278019 12/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012